EXECUTION COPY

GREENPOINT MORTGAGE SECURITIES INC.,

as Sponsor

GREENPOINT MORTGAGE FUNDING, INC.,

as Seller and Master Servicer

and

JPMORGAN CHASE BANK,

as Trustee

POOLING AND SERVICING AGREEMENT

Dated as of August 1, 2003

_____________________

GreenPoint Mortgage Securities Inc.

GreenPoint Mortgage-Backed Pass-Through Certificates

Series 2003-1

Table of Contents

Page

ARTICLE I

DEFINITIONS

Section 1.01.

Definitions.

3

Section 1.02.

Interest Calculations

23

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.

Conveyance of Mortgage Loans.

24

Section 2.02.

Acceptance of Mortgage Loans by Trustee.

26

Section 2.03.

Representations and Warranties of the Seller, the Master Servicer

and the Sponsor

27

Section 2.04.

Substitution of Mortgage Loans.

35

Section 2.05.

Designation of Interests in REMIC.

37

Section 2.06.

Designation of Start-up Day

37

Section 2.07.

REMIC Certificate Maturity Date

37

Section 2.08.

Representations and Warranties of the Trustee

37

ARTICLE III

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.

Master Servicer to Assure Servicing.

38

Section 3.02.

Sub-Servicing Agreements between Master Servicer

and Sub-Servicers.

39

Section 3.03.

Liability of the Master Servicer

42

Section 3.04.

Collection of Certain Mortgage Loan Payments.

42

Section 3.05.

Collection of Taxes, Assessments and Similar Items;

Master Servicing Accounts

44

Section 3.06.

Certificate Account.

45

Section 3.07.

Maintenance of the Primary Insurance Policies;

Collections Thereunder

48

Section 3.08.

Custody Account.

49

Section 3.09.

Enforcement of Due-On-Sale Clauses; Assumption Agreements.

50

Section 3.10.

Realization upon Defaulted Mortgage Loans.

50

Section 3.11.

Trustee to Cooperate; Release of Mortgage Files.

52

Section 3.12.

Servicing and Other Compensation; Payment of

Certain Expenses by the Master Servicer

53

Section 3.13.

Annual Statement as to Compliance

53

Section 3.14.

Annual Independent Public Accountants’ Servicing Report

54

Section 3.15.

Access to Certain Documentation and Information Regarding

the Mortgage Loans

54

Section 3.16.

Maintenance of Hazard Insurance and Errors and Omissions

and Fidelity Coverage.

55

Section 3.17.

Reports to the Commission.

56

ARTICLE IV

MASTER SERVICER’S CERTIFICATE; MONTHLY ADVANCES

Section 4.01.

The Loan Summary and Remittance Report

59

Section 4.02.

Monthly Advances

59

ARTICLE V

PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

Section 5.01.

Distributions

60

Section 5.02.

Priorities of Distribution.

60

Section 5.03.

Allocation of Realized Losses.

61

Section 5.04.

Statements to Certificateholders.

62

Section 5.05.

Tax Returns and Reports to Certificateholders.

65

Section 5.06.

Tax Matters Person

66

Section 5.07.

Rights of the Tax Matters Person in Respect of the Trustee

66

Section 5.08.

REMIC Related Covenants

66

ARTICLE VI

THE CERTIFICATES

Section 6.01.

The Certificates

67

Section 6.02.

Registration of Transfer and Exchange of Certificates

67

Section 6.03.

Mutilated, Destroyed, Lost or Stolen Certificates

72

Section 6.04.

Persons Deemed Owners

72

ARTICLE VII

THE SPONSOR AND THE MASTER SERVICER

Section 7.01.

Respective Liabilities of the Sponsor and the Master Servicer

73

Section 7.02.

Merger or Consolidation of the Sponsor or the Master Servicer

73

Section 7.03.

Limitation on Liability of the Sponsor,

the Master Servicer and Others

73

Section 7.04.

Sponsor and Master Servicer Not to Resign

74

Section 7.05.

Master Servicer May Pledge Servicing Rights

74

ARTICLE VIII

DEFAULT

Section 8.01.

Events of Default

74

Section 8.02.

Remedies of Trustee

76

Section 8.03.

Directions by Certificateholders and Duties of Trustee

During Event of Default

76

Section 8.04.

Action upon Certain Failures of the Master Servicer and

upon Event of Default

76

Section 8.05.

Trustee to Act; Appointment of Successor.

76

Section 8.06.

Notification to Certificateholders

77

ARTICLE IX

THE TRUSTEE

Section 9.01.

Duties of Trustee.

77

Section 9.02.

Certain Matters Affecting the Trustee

79

Section 9.03.

Trustee Not Liable for Certificates

80

Section 9.04.

Trustee May Own Certificates

80

Section 9.05.

Eligibility Requirements for Trustee

80

Section 9.06.

Resignation and Removal of Trustee

81

Section 9.07.

Successor Trustee

81

Section 9.08.

Merger or Consolidation of Trustee

82

Section 9.09.

Appointment of Co-Trustee or Separate Trustee

82

Section 9.10.

Authenticating Agents

83

Section 9.11.

Trustee’s Fees and Expenses

84

Section 9.12.

Tax Returns

84

ARTICLE X

TERMINATION

Section 10.01.

Termination upon Purchase by the Master Servicer or

Liquidation of All Mortgage Loans

85

Section 10.02.

Additional Termination Requirements.

86

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01.

Amendment

87

Section 11.02.

Recordation of Agreement

88

Section 11.03.

Limitation on Rights of Certificateholders

88

Section 11.04.

Governing Law

89

Section 11.05.

Notices

89

Section 11.06.

Severability of Provisions

89

Section 11.07.

Certificates Nonassessable and Fully Paid

89

Section 11.08.

Access to List of Certificateholders

90

EXHIBITS

Exhibit A

-

Form of Face of Senior Certificates

A-1

Exhibit B

-

Form of Face of Residual Certificates

B-1

Exhibit C

-

Reserved

Exhibit D

-

Form of Face of Subordinate Certificates

D-1

Exhibit E

-

Form of Reverse of all Certificates

E-1

Exhibit F

-

Mortgage Loan Schedule

F-1

Exhibit G

-

Form of Certification Pursuant to Section 3.17(d)

G-1

Exhibit H

-

Request for Release of Documents

H-1

Exhibit I

-

Form of Affidavit regarding Transfer of Residual Certificates pursuant to Section 6.02

I-1

Exhibit J

-

Form of Investment Letter

J-1

Exhibit K

-

Form of Loan Summary and Remittance Report

K-1

Exhibit L

-

Form of Opinion of Counsel pursuant to Section 6.02

L-1

Exhibit M

-

Form of Special Servicing and Collateral Fund Agreement

M-1

Exhibit N

-

Form of Initial Certification

N-1

Exhibit O

-

Form of Final Certification

O-1

THIS POOLING AND SERVICING AGREEMENT, dated as of August 1, 2003, among GreenPoint Mortgage Securities Inc., as sponsor (together with its permitted successors and assigns, the “Sponsor”), GreenPoint Mortgage Funding, Inc., as seller and master servicer (in each such capacity together with its permitted successors and assigns, the “Seller” and the “Master Servicer”) and JPMorgan Chase Bank, as trustee (together with its permitted successors and assigns, the “Trustee”).

WITNESSETH THAT:

In consideration of the mutual agreements herein contained, the Sponsor, the Master Servicer, the Seller and the Trustee agree as follows:

PRELIMINARY STATEMENT

The Sponsor is the owner of the Trust that is hereby conveyed to the Trustee in return for the Certificates.  As provided herein, an election will be made to treat the Trust for federal income tax purposes as consisting of a single REMIC.  The Certificates will represent the entire beneficial ownership interest in the Trust.  The Regular Certificates will represent the “regular interests” in the Trust and the Residual Certificates will represent the single “residual interest” in the Trust.  The “latest possible maturity date” for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.

The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):

				Integral Multiples
	Class Certificate	Pass-Through	Minimum	in Excess
	Balance	Rate	Denomination	of Minimum
Class A-1	$203,191,000	(1)	$25,000	$1,000
Class M-1	$2,820,000	(1)	$25,000	$1,000
Class M-2	$1,044,000	(1)	$25,000	$1,000
Class M-3	$835,000	(1)	$25,000	$1,000
Class B-1	$313,000	(1)	$250,000	$1
Class B-2	$313,000	(1)	$250,000	$1
Class B-3	$421,221	(1)	$250,000	$1
Class R	N/A	N/A	(2)	N/A

__________

(1)

The Pass-Through Rate for the September 2003 Distribution Date for the Certificates (other than the Class R Certificates) is 4.470% per annum.  After such Distribution Date, the Pass-Through Rate for these Certificates shall be a per annum rate equal to the weighted average Net Mortgage Rates of the Mortgage Loans as of the second preceding Due Date, after giving effect to Scheduled Payments for that Due Date, whether or not received, less the Expense Rate as of such date, subject to adjustment for Principal Prepayments in Full received and distributed in the calendar month prior to such Distribution Date for the Mortgage Loans.

(2)

Two Class R Certificates will be issued, one representing a 99.999% percentage interest and the other representing the Tax Matters Person Certificate.

Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates	The Class A-l, Class M-1, Class M-2 and Class M-3 Certificates.
Class A Certificates	The Class A-1 Certificates.
ERISA-Restricted Certificates	The Subordinate and Residual Certificates.
Private Certificates	The Class B-1, Class B-2 and Class B-3 Certificates.
Rating Agency	S&P.
Regular Certificates	All Classes of Certificates other than the Residual Certificates.
Residual Certificates	Class R Certificates.
Senior Certificates	Class A Certificates.
Subordinate Certificates	The Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

ARTICLE I

Definitions

Section 1.01.

Definitions.  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

Account:  Any of the Certificate Account, the Custody Account or a Protected Account.

Agreement:  This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

Applicable Credit Rating: A rating of AAA by S&P, for any long-term deposit or security, or a rating of A-1+ by S&P, for any short-term deposit or security.

Applicable Credit Support Percentage: As defined in Section 5.02(d).

Appraised Value: For any Mortgaged Property, the amount set forth as the appraised value of such Mortgaged Property in an appraisal made for the mortgage originator in connection with its origination of the related Mortgage Loan.

Available Funds:  With respect to any Distribution Date, an amount equal to the aggregate of the following amounts with respect to the Mortgage Loans: (a) all previously undistributed payments on account of principal (including the principal portion of Scheduled Payments, Principal Prepayments and the principal portion of Net Liquidation Proceeds) and all previously undistributed payments on account of interest received after the Cut-off Date and on or prior to the related Determination Date, (b) any Monthly Advances (including Certificate Account Advances) and Compensating Interest Payments by the Master Servicer with respect to such Distribution Date, (c) any amount reimbursed by the Master Servicer pursuant to Section 3.06(c) in connection with losses on Permitted Investments and (d) with respect to the first Distribution Date, the amount deposited into the Certificate Account pursuant to Section 3.06(a), except:

(i)

all payments that were due on or before the Cut-off Date;

(ii)

all Principal Prepayments and Liquidation Proceeds received after the related Prepayment Period and all related payments of interest;

(iii)

all payments, other than Principal Prepayments that represent early receipt of Scheduled Payments due on a date or dates subsequent to the Due Date in the month in which such Distribution Date occurs;

(iv)

amounts received on particular Mortgage Loans as late payments of principal or interest and respecting which, and to the extent that, there are any unreimbursed Monthly Advances (including Certificate Account Advances);

(v)

amounts permitted to be withdrawn from the Certificate Account pursuant to Section 3.06(d); and

(vi)

amounts withdrawn by the Trustee pursuant to Section 3.06(e) to pay the Trustee’s Fee.

Bankruptcy:  The United States Bankruptcy Reform Act of 1978, as amended.

Bankruptcy Coverage Termination Date:  The point in time at which the Current Bankruptcy Amount is reduced to zero.

Bankruptcy Loss:  Any Deficient Valuation or Debt Service Reduction.

Benefit Plan Investor:  As defined in Section 6.02.

Book-Entry Certificate:  As specified in the Preliminary Statement.

Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange is closed or on which banking institutions in New York City or in California are authorized or obligated by law or executive order to be closed.

Certificate:  Any Regular Certificate or Residual Certificate.

Certificate Account:  The segregated account or accounts established and maintained pursuant to Section 3.06.  Such accounts shall be entitled “JPMorgan Chase Bank, as Trustee, f/b/o holders of GreenPoint Mortgage Securities Inc., GreenPoint Mortgage-Backed Pass-Through Certificates, Series 2003-1 Certificate Account” and shall each be an Eligible Account.

Certificate Account Advance:  As of any Determination Date, the amount on deposit in a Protected Account or Custody Account which is not required to be transferred to the Certificate Account for distribution during the calendar month in which such Determination Date occurs but which is deposited in the Certificate Account and used to make a distribution to Certificateholders during such calendar month on account of Scheduled Payments on the Mortgage Loans due on the Due Date for such month not being paid on or before such Determination Date except insofar as such unpaid amounts are the result of application of the Relief Act.

Certificate Balance:  With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus the sum of (i) all distributions of principal previously made with respect thereto and (ii) all Realized Losses, including Excess Losses in respect of principal, allocated thereto and, in the case of any Subordinate Certificates, all other reductions in Certificate Balance previously allocated thereto pursuant to Section 5.03.

Certificateholder or Holder:  The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Sponsor or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

Certificate Owner:  With respect to a Book-Entry Certificate, the person who is the beneficial owner of a Book-Entry Certificate.

Certificate Register and Certificate Registrar:  The register maintained and the registrar appointed pursuant to Section 6.02.

Class:  As to the Certificates, the Class A-1, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 or the Residual Certificates, as the case may be.

Class A Certificates:  The Class A-1 Certificates.

Class Certificate Balance:  With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

Class Interest Shortfall:  As to any Distribution Date and interest-bearing Class, the amount by which the amount described in clause (i) of the definition of Class Optimum Interest Distribution Amount for the related Class of Certificates exceeds the amount of interest actually distributed on such Class of Certificates on such Distribution Date.

Class Optimum Interest Distribution Amount:  As to any Distribution Date and interest-bearing Class, the sum of (i) interest accrued during the related Interest Accrual Period at the related Pass-Through Rate for such Class, on the applicable Class Certificate Balance subject to reduction pursuant to Section 5.02(b), and (ii) any Class Unpaid Interest Shortfall for such Class and such Distribution Date.

Class Subordination Percentage:  With respect to any Distribution Date and each Class of Subordinate Certificates, the quotient (expressed as a percentage) of (a) the Class Certificate Balance of such Class of Certificates immediately prior to such Distribution Date divided by (b) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Certificates.

Class Unpaid Interest Shortfall: As to any Distribution Date and Class of interest-bearing Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of Class Optimum Interest Distribution Amount.

Closing Date: August 29, 2003.

Code:  The Internal Revenue Code of 1986, as the same may be amended from time to time.

Commission:  The Securities and Exchange Commission.

Compensating Interest Payments:  As defined in Section 3.12.

Corporate Trust Office:  The principal office of the Trustee at which at any particular time its corporate business shall be administered, which office at the date of the execution of this instrument is located at 4 New York Plaza, 6th Floor, New York, New York 10004.

Cross-Over Date:  The Distribution Date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

Current Bankruptcy Amount:  As of any Determination Date, the Initial Bankruptcy Coverage Amount as reduced by the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agency without resulting in a downgrading to the current rating of the Certificates.

Custody Account:  The segregated Eligible Account or Eligible Accounts established and maintained pursuant to Section 3.08.

Cut-off Date:  August 1, 2003.

Cut-off Date Pool Principal Balance:  The aggregate of the Cut-off Date Principal Balances of the Mortgage Loans which is $208,937,221.84.

Cut-off Date Principal Balance:  As to any Mortgage Loan, the Scheduled Principal Balance thereof as of the close of business on the Cut-off Date.

Debt Service Reduction:  As to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation.

Debt Service Reduction Mortgage Loan:  Any Mortgage Loan that became the subject of a Debt Service Reduction.

Debtor Relief Laws:  Any applicable liquidation, conservatorship, receivership, bankruptcy, insolvency, rearrangement, moratorium, reorganization, or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and nonappealable in a proceeding under the Bankruptcy Code.

Deficient Valuation Mortgage Loan:  Any Mortgage Loan that became the subject of a Deficient Valuation.

Definitive Certificates:  As defined in Section 6.02.

Deleted Mortgage Loan:  Any Mortgage Loan required to be removed from the Trust pursuant to Section 2.02 or 2.03.

Denomination:  With respect to each Certificate, the amount set forth on the face thereof as the “Initial Certificate Balance of this Certificate” or the Percentage Interest appearing on the face thereof.

Depository:  The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates.  The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Designated Depository Institution:  A depository institution (commercial bank, mutual savings bank or savings and loan association) or trust company (which may include the Trustee), the deposits of which are fully insured by the FDIC to the extent provided by law.

Determination Date:  As to any Distribution Date, the 10th day of the month of such Distribution Date or if such 10th day is not a Business Day, the next succeeding Business Day.

Distribution Date:  The 25th day of each month beginning September 25, 2003 or, if such 25th day is not a Business Day, the Business Day immediately following.

Due Date:  As to any Distribution Date and Mortgage Loan the first day in the calendar month of such Distribution Date.

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which have the highest short-term ratings of the Rating Agency at the time any amounts are held on deposit therein, or (ii)  a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iii) any other account acceptable to the Rating Agency.  Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Restricted Certificates:  As specified in the Preliminary Statement.

Escrow Account:  The Eligible Account created and maintained by the Master Servicer or a Sub-Servicer pursuant to Section 3.05.

Event of Default:  As defined in Section 8.01.

Excess Loss:  The amount of any (i) Fraud Loss realized after the Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss realized after the Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss realized after the Bankruptcy Coverage Termination Date.

Exchange Act:  The Securities and Exchange Act of 1934, as amended.

Expense Rate:  As to each Mortgage Loan, the sum of the Master Servicing Fee Rate and the Trustee Fee Rate.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

FHLMC:  The Federal Home Loan Mortgage Corporation, or any successor thereto.

Final Distribution Date:  The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

FNMA:  The Federal National Mortgage Association, or any successor thereto.

Fraud Coverage Termination Date:  The point of time at which the Fraud Loss Coverage Amount is reduced to zero.

Fraud Loan:  Any Liquidated Mortgage Loan as to which a Fraud Loss has occurred.

Fraud Losses:  Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

Fraud Loss Coverage Amount:  As of any Distribution Date an amount equal to (a) prior to the fifth anniversary of the Cut-off Date, the lesser of (i) on the first anniversary of the Cut-off Date, 1.00%, and on the second, third and fourth anniversaries of the Cut-off Date, 0.50%, of the then current Pool Scheduled Principal Balance and (ii) the excess of the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses allocated to the Certificates since such preceding anniversary and (b) on and after the fifth anniversary, zero.  The Fraud Loss Coverage Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agency and without resulting in a downgrading to the then current rating of the Certificates.

Fraud Loss Coverage Termination Date:  The point in time at which the Fraud Loss Coverage Amount is reduced to zero.

GreenPoint:  GreenPoint Mortgage Funding, Inc., a New York corporation, or its successors in interest.

Independent:  When used with respect to any specified Person means such a Person who (i) is in fact independent of the Sponsor or the Master Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Sponsor or the Master Servicer or in an affiliate of either, and (iii) is not connected with the Sponsor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Initial Bankruptcy Coverage Amount:  $100,000.

Initial Class Certificate Balance:  As to each Class of Certificates, the aggregate of the Initial Class Certificate Balances of all Certificates of the same Class, as set forth in the Preliminary Statement.

As to each Certificate of the same Class of Certificates, the Initial Certificate Balance set forth on the face thereof.

Initial Fraud Loss Coverage Amount:  $2,008,937.

Initial Special Hazard Coverage Amount:  $3,800,000.

Insurance Policy:  With respect to any Mortgage Loan, any Primary Insurance Policy, standard hazard insurance policy, flood insurance policy or title insurance policy.

Insurance Proceeds:  Proceeds paid by any insurer pursuant to any Insurance Policy, including any amounts required to be paid pursuant to Section 3.08(a), in each case other than (i) any amount included in such Insurance Proceeds in respect of Insured Expenses and (ii) amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage or Mortgage Note.

Insured Expenses:  Expenses in connection with a Mortgage Loan covered by any Insurance Policy.

Interest Accrual Period:  With respect to each Class of Certificates and any Distribution Date, the calendar month prior to the month of such Distribution Date.

Liquidated Mortgage Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Master Servicer has certified (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

Liquidation Expenses:  With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the Master Servicer and not recovered by the Master Servicer under any Primary Insurance Policy for reasons other than the Master Servicer’s failure to ensure the maintenance of or compliance with a Primary Insurance Policy, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys’ fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

Liquidation Proceeds:  Cash (including Insurance Proceeds and any REO Proceeds) received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise.

Loan Summary and Remittance Report:  The report to be submitted by the Master Servicer to the Trustee pursuant to Section 4.01, substantially in the form set forth in Exhibit K.

Loan-to-Value Ratio:  As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Original Value of the related Mortgaged Property.

Master Servicer:  GreenPoint, or its successor in interest, or any successor master servicer appointed as herein provided.

Master Servicing Fee:  As defined in Section 3.12 hereof.

Master Servicing Fee Rate:  As to any Mortgage Loan, 0.25% per annum.

Monthly Advance:  As to any Distribution Date, the advance (including a Certificate Account Advance) required to be made by the Master Servicer on the Withdrawal Date pursuant to Section 4.02.

Mortgage:  A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgaged Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

Mortgage File:  The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Interest Rate:  As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

Mortgage Loans:  Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust, including any Substitute Mortgage Loans and REO Property, the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

Mortgage Loan Schedule:  The schedule, attached hereto as Exhibit F with respect to the Mortgage Loans and as amended from time to time to reflect the repurchase or substitution of Mortgage Loans pursuant to this Agreement.

Mortgage Note:  The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

Mortgaged Property:  Land and improvements securing the indebtedness of a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

Mortgagor:  The obligor on a Mortgage Note.

Net Liquidation Proceeds:  As to any Liquidated Mortgage Loan, Liquidation Proceeds net of (i) Liquidation Expenses which are payable therefrom to the Master Servicer in accordance with this Agreement and (ii) unreimbursed advances by the Master Servicer and Monthly Advances including Certificate Account Advances.

Net Mortgage Interest Rate:  As to any Mortgage Loan, such Mortgage Loan’s Mortgage Interest Rate reduced by the related Expense Rate.

Net Prepayment Interest Shortfalls:  As to any Distribution Date, the Prepayment Interest Shortfall, if any, for such Distribution Date net of Compensating Interest Payments made with respect to such Distribution Date pursuant to Section 3.12.

Nonrecoverable Advance:  Any Monthly Advance or any portion of a Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable from Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.  The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer of the Master Servicer delivered to the Trustee and the Sponsor and detailing the reasons for such determination.

Non-U.S. Person:  An individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust.

Officers’ Certificate:  A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President, a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Sponsor or the Master Servicer, as the case may be, and delivered to the Trustee.

Opinion of Counsel:  A written opinion of counsel acceptable to the Trustee, who may be counsel for the Sponsor or the Master Servicer, except that any opinion of counsel relating to the qualification of the Trust as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

Original Value:  Except in the case of a refinance Mortgage Loan, the lesser of the Appraised Value or sales price of a Mortgaged Property at the time a Mortgage Loan is closed, and for a refinance Mortgage Loan, the Original Value is the value of such property set forth in an appraisal acceptable to the Seller.

Outstanding Mortgage Loan:  As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased prior to such Due Date pursuant to Section 2.02 or 2.03.

Outstanding Principal Balance:  As of the time of any determination, the principal balance of a Mortgage Loan remaining to be paid by the Mortgagor, or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the Trust.

Ownership Interest:  As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

Pass-Through Rate:  As to any interest-bearing Class of Certificate, the per annum rate set forth as calculated in the manner described in the Preliminary Statement.

Percentage Interest:  As to any Certificate, the percentage interest set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

Permitted Investments:  Any one or more of the following obligations or securities:

(i)

direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)

(a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (including the Trustee acting in its commercial banking capacity) and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment have the Applicable Credit Rating or better from the Rating Agency;

(iii)

repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above where the Trustee holds the security therefor;

(iv)

securities bearing interest or sold at a discount issued by any corporation (including the Trustee) incorporated under the laws of the United States of America or any state thereof that have the Applicable Credit Rating or better from the Rating Agency at the time of such investment or contractual commitment providing for such investment;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) having the Applicable Credit Rating or better from the Rating Agency at the time of such investment;

(vi)

a Reinvestment Agreement issued by any bank, insurance company or other corporation or entity;

(vii)

any other demand, money market or time deposit, obligation, security or investment as may be acceptable to the Rating Agency as evidenced in a written notice delivered to the Trustee by the Master Servicer with a copy to the Sponsor and the Rating Agency;

(viii)

any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (i)) and having the Applicable Credit Rating or better from the Rating Agency;

(ix)

reserved;

(x)

trust funds, trust accounts, interest-bearing demand or time deposits (including certificates of deposit) which are held in banks having general obligations having a rating of “A-1+” or better from the Rating Agency;

(xi)

money market mutual funds rated “AAAm” by the Rating Agency, including, without limitation the JPMorgan Funds or any other mutual fund for which the Trustee or any affiliate of the Trustee serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Trustee or an affiliate of the Trustee receives fees from such funds for services rendered, (ii) the Trustee charges and collects fees for services rendered pursuant to this Agreement, which fees are separate from the fees received from such funds and (iii) services performed for such funds and pursuant to this Agreement may at times duplicate those provided to such funds by the Trustee or its affiliates;

(xii)

reserved; and

(xiii)

a trust account with the Trustee.

provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par.

Permitted Transferee:  Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) (except certain farmers’ cooperatives described in Code section 521), (iv) rural electric and telephone cooperatives described in Code section 1381(a)(2)(C), (v) any Non-U.S. Person and (vi) any Person designated as a non-Permitted Transferee by the Master Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer.  The terms “United States”, “State” and “international organization” shall have the meanings set forth in Code section 7701 or successor provisions.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Pool Scheduled Principal Balance:  As to any Distribution Date, the aggregate Scheduled Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the applicable month as to which such determination is being made.

Prepayment Interest Shortfall:  With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Principal Prepayment, an amount determined as follows:

Partial principal prepayments:  The difference between (i) one month’s interest at the applicable Net Mortgage Interest Rate on the amount of such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Mortgage Interest Rate) received at the time of such prepayment in connection therewith; and

Principal Prepayments in Full received from the first day through the last day of the month preceding such Distribution Date: The difference between (i) one month’s interest at the applicable Net Mortgage Interest Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Mortgage Interest Rate) received at the time of such prepayment.

Prepayment Period:  The period from the first day through the last day of the month preceding the month of such Distribution Date with respect to any unscheduled prepayment of principal.

Primary Insurance Policy:  Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related Mortgage, or any replacement policy therefor.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and amounts received in connection with the repurchase and substitution of a Mortgage Loan, but excluding Liquidation Proceeds and Insurance Proceeds received at the time a Mortgage Loan becomes a Liquidated Mortgage Loan.

Principal Prepayment in Full:  Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

Private Certificates: As specified in the Preliminary Statement.

Pro Rata Share:  As to any Distribution Date, the Subordinate Principal Distribution Amount and any Class of Subordinate Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate of the Class Certificate Balances of the Subordinate Certificates.

Protected Account:  A trust account established and maintained by the Master Servicer or any Sub-Servicer with respect to the Mortgage Loans in a Designated Depository Institution for receipt of principal and interest and other amounts as described in Section 3.04(a).

PTCE 95-60:  As defined in Section 6.02.

Purchase Agreement:  The Purchase Agreement dated as of August 1, 2003, between the Seller and Sponsor, as purchaser with respect to the sale of the Mortgage Loans.

Qualified Insurer:  A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer and having a claims paying ability rating of at least “AA” or equivalent rating by a nationally recognized statistical rating organization.  Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

Rating Agency:  The Rating Agency specified in the Preliminary Statement.  If such organization or a successor is no longer in existence, “Rating Agency” shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Sponsor, notice of which designation shall be given to the Trustee.  References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

Realized Loss:  With respect to each Liquidated Mortgage Loan, an amount (not less than zero as of the date of such liquidation), equal to (i) the Scheduled Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Scheduled Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan.  With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.  With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

Record Date:  The last day of the month (or if such last day is not a Business Day, the Business Day immediately preceding such last day) next preceding the month of the related Distribution Date.

Regular Certificate:  As specified in the Preliminary Statement.

Reinvestment Agreements:  One or more reinvestment agreements, acceptable to the Rating Agency (as evidenced by a confirmation in writing that such reinvestment agreement shall not cause a reduction or withdrawal of the ratings assigned to the Certificates), from a bank, insurance company or other corporation or entity (including the Trustee).

Relief Act:  The Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended, or any similar state law.

Relief Act Reductions:  With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Certificate Maturity Date:  The “latest possible maturity date” of the Regular Certificates as that term is defined in Section 2.07.

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

REO Proceeds:  Proceeds, net of any related expenses of the Master Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

REO Property:  A Mortgaged Property acquired in the name of the Trustee, for the benefit of Certificateholders, by foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

Repurchase Price:  As to any Defective Mortgage Loan (or any property acquired with respect thereto) required to be repurchased pursuant to Section 2.02 or 2.03, an amount equal to the sum of (i) the unpaid principal balance thereof (or if the related Mortgaged Property was acquired with respect thereto, 100% of the unpaid principal balance at the date of acquisition), (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor through and including the last day of the month of repurchase, reduced by any portion of the Master Servicing Fee payable or advances reimbursable to the purchaser of the Mortgage Loan, (iii) any costs and damages (including, without limitation, late fees) actually incurred and paid by or on behalf of the Trust in connection with any breach of the representation and warranty set forth in Section 2.03(b)(xlvi) as the result of a violation of a predatory or abusive lending law applicable to such Mortgage Loan and (iv) any costs or expenses owed to the Trustee.

Required Insurance Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

Residual Certificates:  As specified in the Preliminary Statement.

Responsible Officer:  When used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of this Agreement.

S&P:  Standard & Poor’s, or any successor thereto.

SAIF:  The Savings Association Insurance Fund or any successor thereto.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

Scheduled Principal Balance:  With respect to any Mortgage Loan on any Distribution Date, (A) the unpaid principal balance of such Mortgage Loan as of the close of business on the Due Date in the month of such Distribution Date (i.e., taking account of the principal payment to be made on such Due Date and irrespective of any delinquency in its payment), as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding occurring after the Cut-off Date (other than a Deficient Valuation) or any moratorium or similar waiver or grace period) less (B) any Principal Prepayments (including the principal portion of Net Liquidation Proceeds) received during or prior to the applicable Prepayment Period; provided that the Scheduled Principal Balance of a Liquidated Mortgage Loan is zero.

Seller:  GreenPoint, as seller of the Mortgage Loans under the Purchase Agreement as the context requires.

Senior Certificates:  As specified in the Preliminary Statement.

Senior Percentage:  With respect to any Distribution Date, the percentage (carried to six places rounded up) obtained by dividing the aggregate Class Certificate Balances of the Class A Certificates immediately preceding such Distribution Date by the aggregate Class Certificate Balances of all the Certificates immediately prior to such Distribution Date.

Senior Prepayment Percentage:  As to any Distribution Date, as follows:

Period (dates inclusive)	Senior Prepayment Percentage
September 25, 2003 - August 24, 2010	100%
September 25, 2010 - August 24, 2011	applicable Senior Percentage plus 70% of the applicable Subordinate Percentage
September 25, 2011 - August 24, 2012	applicable Senior Percentage plus 60% of the applicable Subordinate Percentage
September 25, 2012 - August 24, 2013	applicable Senior Percentage plus 40% of the applicable Subordinate Percentage
September 25, 2013 - August 24, 2014	applicable Senior Percentage plus 20% of the applicable Subordinate Percentage
September 25, 2014 and thereafter	applicable Senior Percentage

; provided, however that on any Distribution Date, (i) if the Senior Percentage exceeds the Senior Percentage as of the Closing Date, the Senior Prepayment Percentage for such Distribution Date will equal 100%, (ii) if before the Distribution Date in September 2006, the Subordinate Percentage for that Distribution Date is greater than or equal to twice the Subordinate Percentage as of the Closing Date, then the Senior Prepayment Percentage for such Distribution Date will equal the related Senior Percentage plus 50% of the related Subordinate Percentage for that Distribution Date and (iii) if on or after the Distribution Date in September 2006, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the Subordinate Percentage as of the Closing Date, then the Senior Prepayment Percentage for such Distribution Date will equal the related Senior Percentage.

Notwithstanding the foregoing, the Senior Prepayment Percentage will equal 100% for any Distribution Date as to which (i) the aggregate Outstanding Principal Balance of the Mortgage Loans delinquent 60 days or more (including all REO Properties and Mortgage Loans in foreclosure) averaged over the preceding six month period, as a percentage of the aggregate outstanding Class Certificate Balance of the Subordinate Certificates for that Distribution Date is greater than or equal to 50% or (ii) cumulative Realized Losses for the Mortgage Loans exceed:

(a)

for any Distribution Date prior to the third anniversary of the first Distribution Date, 20% of the Initial Class Certificate Balance of the Subordinate Certificates;

(b)

for any Distribution Date on or after the third anniversary but prior to the eighth anniversary of the first Distribution Date, 30% of the Initial Class Certificate Balance of the Subordinate Certificates;

(c)

for any Distribution Date on or after the eighth anniversary but prior to the ninth anniversary of the first Distribution Date, 35% of the Initial Class Certificate Balance of the Subordinate Certificates;

(d)

for any Distribution Date on or after the ninth anniversary but prior to the tenth anniversary of the first Distribution Date, 40% of the Initial Class Certificate Balance of the Subordinate Certificates;

(e)

for any Distribution Date on or after the tenth anniversary but prior to the eleventh anniversary of the first Distribution Date, 45% of the Initial Class Certificate Balance of the Subordinate Certificates; and

(f)

for any Distribution Date on or after the eleventh anniversary of the first Distribution Date, 50% of the Initial Class Certificate Balance of the Subordinate Certificates.

If on any Distribution Date the allocation to the Senior Certificates of Principal Prepayments and Principal Prepayments in Full and other amounts required in the percentage required above would reduce the Class Certificate Balance of the Senior Certificates to zero, the distribution to the Senior Certificates of the Senior Prepayment Percentage of those amounts for that Distribution Date will be limited to the percentage necessary to reduce the Class Certificate Balance of the Senior Certificates to zero.

Senior Principal Distribution Amount:  With respect to the Class A Certificates and any Distribution Date, an amount equal to the sum of

(i)

the Senior Percentage of all Scheduled Payments due on each Mortgage Loan on the first day of the month in which the Distribution Date occurs, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments and the principal portion of Debt Service Reductions after the Bankruptcy Coverage Termination Date, but before any adjustment to such amortization schedule by reason of other bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

(ii)

the Senior Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Principal Prepayment in Full received by the Master Servicer during the applicable Prepayment Period;

(iii)

the Senior Prepayment Percentage of all partial prepayments of principal received on each Mortgage Loan during the applicable Prepayment Period;

(iv)

with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of (x) the Senior Percentage of the Scheduled Principal Balance of such Mortgage Loan and (y) either (A) the Senior Prepayment Percentage or (B) if an Excess Loss was sustained with respect to such Liquidated Mortgage Loan during such preceding calendar month, the Senior Percentage of the Liquidation Proceeds and Insurance Proceeds allocable to principal received with respect to such Mortgage Loan; and

(v)

the Senior Prepayment Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan which was repurchased by the Seller in connection with such Distribution Date, (b) the Substitution Adjustment Amount in connection with any Mortgage Loan that has been replaced by the Seller with a Substitute Mortgage Loan in connection with such Distribution Date and (c) other unscheduled payments of principal not otherwise referred to in this definition.

Servicing Officer:  Any officer of the Master Servicer or of an agent or independent contractor through which all or part of the Master Servicer’s master servicing responsibilities are carried out, involved in, or responsible for, the administration and servicing of the Mortgage Loan whose name and specimen and signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer as such list may from time to time be amended in accordance with the foregoing.

Similar Law:  Any federal, state or local law which is similar in any material respect to Title I of ERISA and/or Section 4975 of the Code.

Special Hazard Coverage Termination Date:  The point of time at which the Special Hazard Loss Coverage Amount is reduced to zero.

Special Hazard Loss:  (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.16 and (b) any loss caused by or resulting from:

(1)

normal wear and tear;

(2)

conversion or other dishonest act on the part of the Trustee, the Master Servicer or any of their agents or employees; or

(3)

errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Realized Loss suffered by the Trust arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.16.

Special Hazard Loss Coverage Amount:  With respect to the first Distribution Date, the Initial Special Hazard Coverage Amount and with respect to any Distribution Date after the first Distribution Date, the lesser of (a) the greatest of (i) 1% of the aggregate principal balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by the Mortgage Properties located in the single California postal zip code having the highest aggregate principal balance of any zip code area, all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid and (b) the Special Hazard Loss Coverage Amount as of the Closing Date reduced (but not below zero) by the amount of Special Hazard Losses allocated to the Certificates since the Closing Date.  The Special Hazard Loss Coverage Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agency and without resulting in a downgrading to the then current rating of the Certificates.

Special Hazard Losses:  As to any Special Hazard Mortgage Loan, the Realized Loss with respect thereto.

Special Hazard Mortgage Loan:  A Liquidated Mortgage Loan as to which a Special Hazard Loss has occurred.

Subordinate Certificate:  As specified in the Preliminary Statement.

Subordinate Percentage:  As of any Distribution Date, 100% minus the related Senior Percentage for such Distribution Date.

Subordinate Prepayment Percentage:  As to any Distribution Date, 100% minus the related Senior Prepayment Percentage for such Distribution Date.

Subordinate Principal Distribution Amount:  With respect to the Subordinate Certificates and any Distribution Date, an amount equal to the sum of

(i)

the Subordinate Percentage of all Scheduled Payments due on each Mortgage Loan on the first day of the month in which the Distribution Date occurs, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments and the principal portion of Debt Service Reductions after the Bankruptcy Coverage Termination Date, but before any adjustment to such amortization schedule by reason of other bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

(ii)

the Subordinate Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Principal Prepayment in Full received by the Master Servicer during the applicable Prepayment Period;

(iii)

the Subordinate Prepayment Percentage of all partial prepayments of principal received on each Mortgage Loan during the applicable Prepayment Period (plus, on the Distribution Date on which the Class Certificate Balances of the Senior Certificates have all been reduced to zero, 100% of any Senior Principal Distribution Amount remaining undistributed on such date);

(iv)

with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the Liquidation Proceeds and Insurance Proceeds allocable to principal received with respect to such Mortgage Loan during such Prepayment Period, after application of amounts pursuant to clause (iv) of the definition of “Senior Principal Distribution Amount,” up to the Subordinate Percentage of the Scheduled Principal Balance of such Mortgage Loan; and

(v)

the Subordinate Prepayment Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan which was repurchased by the Master Servicer in connection with such Distribution Date, (b) the Substitution Adjustment Amount in connection with any Mortgage Loan that has been replaced by the Seller with a Substitute Mortgage Loan in connection with such Distribution Date and (c) other unscheduled payments of principal not otherwise referred to in this definition.

Sub-Servicer:  Any Person with which the Master Servicer has entered into a Sub-Servicing Agreement and which meets the qualification of a Sub-Servicer pursuant to Section 3.02.

Sub-Servicing Agreement:  The written contract between the Master Servicer and a Sub-Servicer and any successor Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

Substitute Mortgage Loan:  A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit H, (i) have a Scheduled Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution not in excess of, and not more than 10% less than, the Scheduled Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) have a maximum Mortgage Interest Rate and a minimum Mortgage Interest Rate not less than the respective rates for the Deleted Mortgage Loan, have a gross margin equal to or greater than the Deleted Mortgage Loan and have the same index as the Deleted Mortgage Loan and (vi) comply with each representation and warranty set forth in Section 2.03.

Substitution Adjustment Amount:  The meaning ascribed to such term pursuant to Section 2.04(b).

Substitution Date:  The meaning ascribed to such term pursuant to Section 2.04(b).

Supplemental Mortgage Loan Schedule:  As defined in Section 2.04(b).

Tax Matters Person:  The person designated as “tax matters person” in the manner provided under Treasury regulations §1.860F-4(d) and temporary Treasury regulation §301.6231(a)(7)-l.  Initially, the Tax Matters Person shall be the Trustee.

Tax Matters Person Certificate:  The Class R Certificate with a 0.001% Percentage Interest.

Trust:  The corpus of the trust created by this Agreement, to the extent described herein, consisting of the Mortgage Loans, and the other assets detailed in Section 2.01(a).

Trustee Fee:  The fee payable to the Trustee, as trustee and custodian, on each Distribution Date for its services as Trustee hereunder, in an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Outstanding Principal Balance of the Mortgage Loans immediately prior to such Distribution Date.

Trustee Fee Rate:  0.011% per annum.

Uninsured Cause:  Any cause of damage to a Mortgaged Property or REO Property such that the complete restoration of such Mortgaged Property or REO Property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.16, without regard to whether or not such policy is maintained.

Voting Rights:  The portion of the voting rights of all of the Certificates which is allocated to any Certificate.  As of any date of determination shall be allocated among Holders of the Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

Withdrawal Date:  The 21st day of the month of the Distribution Date, or if such day is not a Business Day, the preceding Business Day (but in no event less than two Business Days prior to the related Distribution Date).

Section 1.02.

Interest Calculations.  All calculations of interest on the Certificates, shall be made on the basis of a 360-day year consisting of twelve 30-day months.  The calculation of the Master Servicing Fee and Trustee Fee shall be made in the same manner as described above.

ARTICLE II

Conveyance of Mortgage Loans;

Original Issuance of Certificates

Section 2.01.

Conveyance of Mortgage Loans.

(a)

The Sponsor, concurrently with the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Sponsor in and to (i) the Mortgage Loans identified in the Mortgage Loan Schedule, including all interest and principal due with respect to the Mortgage Loans after the Cut-off Date, but excluding any payments of principal and interest due on or prior to the Cut-off Date; (ii) such assets as shall from time to time be credited or are required by the terms of this Agreement to be credited to the Certificate Account (excluding any income to the Master Servicer from Permitted Investments as provided in Section 3.06); (iii) such assets relating to the Mortgage Loans as from time to time may be held by the Master Servicer or a Sub-Servicer in Protected Accounts (excluding any income to the Master Servicer or any Sub-Servicer from Permitted Investments as provided in Section 3.04); (iv) such assets relating to the Mortgage Loans as from time to time may be held by the Trustee in the Custody Account (excluding any income to the Master Servicer from Permitted Investments as provided in Section 3.08); (v) any Escrow Accounts (to the extent the mortgagee has a claim thereto and excluding any income to the Master Servicer or Sub-Servicer or interest payable to Mortgagors pursuant to applicable law); (vi) any REO Property; (vii) the Required Insurance Policies and any amounts paid or payable by the insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto); (viii) the Purchase Agreement to the extent provided in Section 2.01(c) and (ix) any proceeds of the foregoing.  Although it is the intent of the parties to this Agreement that the conveyance of the Sponsor’s right, title and interest in and to the Mortgage Loans and other assets in the Trust pursuant to this Agreement shall constitute a purchase and sale and not a loan in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Sponsor shall be deemed to have granted to the Trustee a first priority perfected security interest in all of the Sponsor’s right, title and interest in, to and under the Mortgage Loans and other assets in the Trust, and that this Agreement shall constitute a security agreement under applicable law.

(b)

In connection with the above transfer and assignment, the Sponsor has delivered or caused to be delivered to the Trustee, with respect to each Mortgage Loan, (i) the original Mortgage Note, endorsed without recourse either in blank or to the order of the Trustee and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, (ii) the original Mortgage, which shall have been recorded, with evidence of such recording indicated thereon, (iii) the assignment to the Trustee of the Mortgage, (iv) all intervening assignments of the Mortgage, if any, to the extent available to the Seller with evidence of recording thereon, (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any, (vi) the original policy of title insurance or mortgagee’s certificate of title insurance or commitment or binder for title insurance and (vii) originals of all assumption and modification agreements, if any; provided, however, that in lieu of the foregoing, the Sponsor may deliver or cause to be delivered the following documents, under the circumstances set forth below: (x) in lieu of the original policy of title insurance, a binder or commitment therefor, or, in California, a preliminary title report, or, in Iowa, an attorney’s certificate; (y) in lieu of the original Mortgage or intervening assignments thereof or assumption or modification agreements which have been delivered or are being delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery as specified above, a true copy thereof with a certification by the Seller or the title company issuing the commitment for title insurance, on the face of such copy, substantially as follows:  “Certified to be a true and correct copy of the original, which has been transmitted for recording”; and (z) in lieu of the Mortgage, assignment to the Trustee or intervening assignments thereof or assumption or modification agreements, if the original has been lost or the applicable jurisdiction retains the originals of such documents, photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Sponsor, in lieu of delivering the above documents, may deliver or cause to be delivered to the Trustee a certification of a Servicing Officer to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Certificate Account on the Closing Date.  The Sponsor shall deliver or cause to be delivered such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies together with the original title insurance policy (or, if a master title policy has been issued by the title insurer, a mortgagee’s certificate of title insurance) if a title insurance binder or commitment or other assurance of title was originally deposited, to the Trustee promptly after they are received.

As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, the Seller shall, at its expense, (i) affix or cause to be affixed the Trustee’s name to each Assignment of Mortgage, as the assignee thereof, (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records within thirty (30) days after receipt thereof and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignment of a Mortgage as to which the Seller has not received the information required to prepare such assignment in recordable form, the Seller’s obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after the receipt thereof, and the Seller need not cause to be recorded any assignment which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Sponsor (at the Sponsor’s expense) to the Trustee and the Seller, acceptable to the Rating Agency, the recordation of such assignment is not necessary to protect the Trustee’s and the Certificateholders’ interest in the related Mortgage Loan.

(c)

Pursuant to Section 2.01, the Sponsor hereby assigns to the Trustee all of its right, title and interest in the Purchase Agreement (but none of its obligations), including without limitation, the representations, warranties and covenants of the Seller therein and set forth in Section 2.03(a), together with all rights of the Sponsor to require the Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with the Purchase Agreement and the Trustee hereby accepts such assignment.  It is understood and agreed that the representations, warranties and covenants so assigned shall survive delivery of the respective Mortgage Files to the Trustee.

Section 2.02.

Acceptance of Mortgage Loans by Trustee.

(a)

The Trustee acknowledges receipt of (i) the deposit required to be made to the Certificate Account pursuant to Section 3.06(a) on the Closing Date and (ii) subject to the exceptions it notes pursuant to the procedures described below, the documents (or certified copies thereof) delivered to it pursuant to Section 2.01 and declares that it holds and will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust delivered to it as Trustee in trust for the use and benefit of all present and future Holders of the Certificates.  No later than 90 days after the Closing Date (or, with respect to any Substitute Mortgage Loan, within 5 days after the receipt by the Trustee thereof), the Trustee agrees, for the benefit of the Certificateholders, to review each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Seller, Sponsor and the Master Servicer an Initial Certification in the form annexed hereto as Exhibit N.  In conducting such review, the Trustee shall determine whether such documents appear regular on the face thereof and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in Exhibit F to this Agreement, as supplemented (provided, however, that with respect to those documents described in subclauses (b)(iv), (b)(v) and (b)(vii) of Section 2.01, the Trustee’s obligations shall extend only to documents actually delivered pursuant to such subsections).  In performing any such review, the Trustee may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon.  If the Trustee finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit F or to appear to be defective on its face, the Trustee shall promptly notify the Seller.  The Seller shall correct or cure any such defect within 90 days from the date of notice from the Trustee of the defect and if the Seller fails to correct or cure the defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Seller shall, subject to Section 2.04, within 90 days from the Trustee’s notification purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver the original Mortgage or intervening assignments thereof or assumption or modification agreement, or a certified copy because the originals of such documents or such certified copy have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 720 days after the Closing Date.

(b)

No later than 180 days after the Closing Date, the Trustee will review, for the benefit of the Certificateholders, the Mortgage Files and will execute and deliver or cause to be executed and delivered to the Seller and the Master Servicer, a Final Certification in the form annexed hereto as Exhibit O.  In conducting such review, the Trustee will ascertain whether (i) an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office; and (ii) an original title insurance policy (or if a master title policy has been issued by the title insurer, a mortgagee’s certificate of title insurance) has been delivered whenever a title insurance binder or commitment or other assurance of title was originally deposited.  If the Trustee finds any document constituting part of the Mortgage File has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit F or to appear defective on its face, the Trustee shall promptly notify the Seller.  The Seller shall correct or cure any such defect within 90 days from the date of notice from the Trustee of the defect and if the Seller is unable to cure such defect within such period, and if such defect materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan, the Seller shall, subject to Section 2.04, within 90 days from the Trustee’s notification purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver the original Mortgage or intervening assignments thereof, or a certified copy, because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan, if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 720 days after the Closing Date.

(c)

In the event that a Mortgage Loan is purchased by the Seller in accordance with this Section 2.02 (a) or (b), the Seller shall cause the Repurchase Price to be deposited in the Certificate Account and shall provide written notification of such deposit (which notification shall detail the components of the Repurchase Price), signed by a Servicing Officer, to the Trustee.  Upon deposit of the Repurchase Price in the Certificate Account, the Trustee shall release to the Seller the related Mortgage File and shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by the Seller as are necessary to vest in the Seller’s title to and rights under the Mortgage Loan.  Such purchase shall be deemed to have occurred on the date on which certification of the deposit of the Repurchase Price in the Certificate Account was received by the Trustee.  The Trustee shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly forward to the Rating Agency the Loan Summary and Remittance Report which reflects the change to the Mortgage Loan Schedule.  The obligation of the Seller to repurchase any Mortgage Loan as to which such a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Trustee on their behalf.

Section 2.03.

Representations and Warranties of the Seller, the Master Servicer and the Sponsor.

(a)

Each of the Seller, the Master Servicer and the Sponsor hereby represents and warrants to the Trustee as of the Closing Date that:

(i)

It is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is in good standing as foreign corporation in each jurisdiction where such qualification is necessary and throughout the term of this Agreement will remain a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation or any state of reincorporation and in good standing as a foreign corporation in each jurisdiction where such qualification is necessary (except, in the case of foreign corporation qualification both on the date hereof and in the future, where the failure so to qualify would not reasonably be expected to have a material adverse effect on such entity’s ability to enter into this Agreement or to perform its obligations hereunder), and has the corporate power and authority to perform its obligations under this Agreement;

(ii)

The execution and delivery of this Agreement have been duly authorized by all requisite corporate action;

(iii)

This Agreement, assuming due authorization, execution, and delivery by the other parties hereto, will constitute its legal, valid and binding obligation, enforceable in accordance with its terms, except only as such enforcement may be limited by applicable Debtor Relief Laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law;

(iv)

Its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not (A) violate its certificate of incorporation or bylaws (B) to its knowledge, violate any law or regulation, or any administrative or judicial decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which it is a party or which may be applicable to it or any of its assets;

(v)

To its best knowledge, after reasonable investigation, it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default would reasonably be expected to have consequences that would materially and adversely affect its financial condition or operations or its performance hereunder;

(vi)

It does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement to be performed by it;

(vii)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of its business; and

(viii)

No litigation is pending or, to its best knowledge, threatened against it, which could be reasonably expected to materially and adversely affect its entering into this Agreement or performing its obligations under this Agreement or which would have a material adverse effect on its financial condition.

(b)

The Seller hereby represents and warrants to the Trustee, as to the Mortgage Loans sold by it to the Sponsor as of the Closing Date or such other date as may be specified below, that:

(i)

the information set forth and to be set forth in the Mortgage Loan Schedule hereto was and will be true and correct in all material respects;

(ii)

the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, if required by law in the jurisdiction where the Mortgaged Property is located;

(iii)

except as otherwise set forth in the Mortgage Loan Schedule, the Mortgage File for each Mortgage Loan contains a true, accurate and complete copy of each of the documents contained in such Mortgage File, including all amendments, modifications and, if applicable, waiver and assumptions that have been executed in connection with such Mortgage Loan;

(iv)

immediately prior to the transfer to the Trustee, the Seller was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Seller has full right and authority to sell or assign the same pursuant to this Agreement;

(v)

each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs), subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender’s title insurance policy delivered to the originator of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

(vi)

as of the Cut-off Date, no payment of principal of or interest on or in respect of any Mortgage Loan is 30 or more days past due;

(vii)

there is no mechanics’ lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (xii) below;

(viii)

as of the Cut-off Date, (i) no Mortgage Loan had been 30 days or more delinquent during the preceding 12 months, (ii) no Mortgage Loan had been delinquent for 60 days or more during the preceding 12 months and (iii) there was no delinquent tax or assessment lien against the property subject to any Mortgage;

(ix)

there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

(x)

except to the extent insurance is in place which will cover such damage, the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

(xi)

each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws, and each Mortgage Loan is being serviced in all material respects in accordance with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws;

(xii)

a lender’s title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to FNMA or FHLMC, was issued on the date of the origination of each related Mortgage Loan by a title insurance company qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Seller and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the Mortgage Loan.  The Seller is the sole insured under such lender’s title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

(xiii)

in the event the Mortgage constitutes a deed of trust, either a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage or if no duly qualified trustee has been properly designated and so serves, the Mortgage contains satisfactory provisions for the appointment of such trustee by the holder of the Mortgage at no cost or expense to such holder, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(xiv)

as of the Cut-off Date, the original principal amount of each Mortgage Loan is not more than 80% of the Original Value; as of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Mortgage Loans does not exceed 64%;

(xv)

there has been no fraud, misrepresentation or dishonesty with respect to the origination or servicing of any Mortgage Loan or which has resulted or may result in the exclusion from, denial of or defense to coverage under any Primary Mortgage Insurance Policy;

(xvi)

at the time of origination, each Mortgaged Property was the subject of an appraisal which conforms to the Seller’s underwriting requirements, and a true, accurate and complete copy of such appraisal is contained in the Mortgage File;

(xvii)

on the basis of a representation by the borrower at the time of origination of the Mortgage Loans, at least 93% of the Mortgage Loans (by aggregate principal balance) will be secured by Mortgages on owner-occupied primary residence properties;

(xviii)

neither the Seller nor any servicer of the related Mortgage Loans has advanced funds or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for (i) interest accruing from the date of the related Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which precedes by 30 days the first Due Date under the related Mortgage Note; and (ii) customary advances for insurance and taxes;

(xix)

each Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and all parties to each Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

(xx)

to the extent required under applicable law, each originator and subsequent mortgagee or servicer of the Mortgage Loans was authorized to transact and do business and was in compliance with any applicable licensing requirements in the jurisdiction in which the related Mortgaged Property is located at all times when it held or serviced the Mortgage Loan; and any obligations of the holder of the related Mortgage Note, Mortgage and other loan documents have been complied with in all material respects; servicing of each Mortgage Loan has been in accordance with prudent servicing practices, the Seller’s servicing requirements and the terms of the Mortgage Notes, the Mortgage and other loan documents, whether such origination and servicing was done by the Seller, its affiliates, or any third party which originated the Mortgage Loan on behalf of, or sold the Mortgage Loan to, any of them, or any servicing agent of any of the foregoing;

(xxi)

the related Mortgage Note and Mortgage contain customary and enforceable provisions such as to render the rights and remedies of the holder adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial, or, if applicable, non-judicial foreclosure, and there is no homestead or other exemption available to the Mortgagor which would interfere with such right to foreclosure;

(xxii)

the proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with; and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

(xxiii)

as of the Closing Date, the improvements on each Mortgaged Property securing a Mortgage Loan are insured (by an insurer which is acceptable to the Seller) against loss by fire and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan and the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property and (iii) the maximum coverage available under federal law; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to in the Mortgage at the Mortgagor’s cost and expense;

(xxiv)

there is no monetary default existing under any Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; neither the Seller, any of its affiliates nor any master servicer of any related Mortgage Loan has taken any action to waive any default, breach or event or acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan; and no modifications to the mortgage documents have been made that have not been disclosed;

(xxv)

no Mortgagor, at the time of origination of the applicable Mortgage, was a debtor in any state or federal bankruptcy or insolvency proceeding;

(xxvi)

each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act;

(xxvii)

all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

(xxviii)

the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

(xxix)

no instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Trustee;

(xxx)

no Mortgage Loan provides for a balloon payment and each Mortgage Note contains provisions providing for its full amortization by the end of its original term and is payable on the first day of each month in monthly installments of principal and interest, with interest payable in arrears, with an original term of 30 years;

(xxxi)

no Mortgage Loan was originated based on an appraisal of the related Mortgaged Property made prior to completion of construction of the improvements thereon unless a certificate of completion was obtained prior to closing of the Mortgage Loan;

(xxxii)

each of the Mortgaged Properties consists of a single parcel of real property with a detached single-family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project or an individual unit in a planned unit development.  No Mortgaged Property consists of a single parcel of real property with a cooperative housing development erected thereon.  Any condominium unit or planned unit development is acceptable to FNMA or FHLMC.  Measured by principal balance as of the Cut-off Date, no more than 6% of the Mortgage Loans are secured by an individual unit in a low-rise or high-rise condominium project, none are secured by real property with a townhouse erected thereon, and at least 70% of the Mortgage Loans are secured by real property with a detached single-family residence erected thereon.  None of the Mortgaged Properties consist of a mobile home, and any manufactured dwelling is a residential manufactured home as defined in Section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974;

(xxxiii)

none of the Mortgage Loans is a buydown Mortgage Loan;

(xxxiv)

as of the Cut-Off Date, the Mortgage Interest Rate of each Mortgage Loan was not more than 6.375% per annum and not less than 3.875% per annum, and the weighted average Net Mortgage Interest Rate of the Mortgage Loans was approximately 4.731% per annum;

(xxxv)

the Mortgage Loans were not selected from mortgage loans owned by the Seller in a manner to affect adversely the interests of the Purchaser or the holders of the Certificates;

(xxxvi)

as of the Cut-off Date, the stated remaining term of each Mortgage Loan is not more than 360 months and not less than 354 months;

(xxxvii)

as of the Cut-off Date, no more than 27% (by principal balance) of the Mortgage Loans, are cash-out refinances;

(xxxviii)

as of the Cut-off Date, no more than 46% (by principal balance) of the Mortgage Loans are rate and term refinances;

(xxxix)

as of the Cut-off Date, no fewer than 28% (by principal balance) of the Mortgage Loans are purchase money loans;

(xl)

as of the Cut-off Date, no more than 58% of the Mortgage Loans (by principal balance) are secured by properties located in the state of California and no more than 5% of the Mortgage Loans (by principal balance) are located in any other state;

(xli)

the maximum outstanding principal balance of any Mortgage Loan as of the Cut-off Date was approximately $1,889,115 and the average outstanding principal balance was approximately $420,397;

(xlii)

with respect to Mortgaged Properties at the time of origination of the related Mortgage Loan, measured by aggregate unpaid principal balance as of the Cut-off Date, at least 93% of the Mortgaged Properties relating to Mortgage Loans, are owner-occupied primary residences, no more than 3% of the Mortgaged Properties relating to Mortgage Loans are second homes and 4% of the Mortgaged Properties relating to Mortgage Loans are non-owner occupied properties.  Each Mortgaged Property is lawfully occupied under applicable law;

(xliii)

as of the Cut-off Date, approximately 45.8%, 53.9% and 0.2% (by principal balance) of the Mortgage Loans were originated under, or in accordance with the standards of, the full documentation, reduced documentation and no documentation, respectively;

(xliv)

there does not exist any circumstance or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can be reasonably expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or adversely affect the value or marketability of the Mortgage Loan;

(xlv)

each Mortgage Loan is a “qualified mortgage” as defined in Section 860G(a)(3) of the Code;

(xlvi)

each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable high cost (e.g., predatory and abusive) lending laws;

(xlvii)

no Mortgage Loan was subject to the Home Ownership and Protection Act of 1994. and none of the Mortgage Loans are “high cost” as defined by the applicable predatory and abusive lending laws;

(xlviii)

each Mortgage Loan is and will be a Mortgage Loan arising out of the originator’s practice in accordance with the Seller/originator’s underwriting guidelines; the Seller has no knowledge of any fact that should have led it to expect at the time of the initial creation of an interest in the Mortgage Loan that such Mortgage Loan would not be paid in full when due;

(xlix)

each original Mortgage has been recorded or is in the process of being recorded in the appropriate jurisdictions wherein such recordation is required to perfect the lien thereof for the benefit of the Trust;

(l)

the related Mortgage File contains each of the documents and instruments specified;

(li)

Mortgage Loans originated are being serviced according to the Seller/Master Servicer’s guidelines;

(lii)

appraisal form 1004 or form 2055 with an interior inspection for first lien Mortgage Loans has been obtained; and

(liii)

no Mortgage Loan is secured by a leasehold interest.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee.

(c)

If the Seller, the Sponsor, the Master Servicer or the Trustee discovers a breach of any of the representations and warranties set forth in this Section 2.03(b), and such breach existed on the date the representation and warranty was made, which breach materially and adversely affects the value of the interests of Certificateholders or the Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties.  The Seller shall cure within 60 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), the breach in all material respects or, subject to Section 2.04, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Trustee (if the Net Liquidation Proceeds exceeds the Repurchase Price, any excess shall be paid to the Seller to the extent not required by law to be paid to the borrower).  Any such purchase by the Seller shall be made by depositing an amount equal to the Repurchase Price in the Certificate Account and the Trustee, upon receipt of the Repurchase Price and of written notification of such deposit by a Servicing Officer (which notification shall detail the components of such Repurchase Price) shall release to the Seller the related Mortgage File and shall execute and deliver all instruments of transfer or assignment furnished to it by the Seller, without recourse, as are necessary to vest in the Seller title to and rights under the Mortgage Loan or any property acquired with respect thereto.  Such purchase shall be deemed to have occurred on the date on which certification of the deposit of the Repurchase Price in the Certificate Account was received by the Trustee.  The Trustee shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Master Servicer and the Rating Agency of such amendment.  Enforcement of the obligation of the Seller to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the certificateholders or the Trustee on their behalf.

Section 2.04.

Substitution of Mortgage Loans.

(a)

On a Distribution Date within two years following the Closing Date and which is on or before the date on which the Seller would otherwise be required to repurchase a Mortgage Loan under Section 2.01 or 2.02, the Seller may deliver to the Trustee one or more Substitute Mortgage Loans in substitution for any one or more of the Deleted Mortgage Loans which the Seller would otherwise be required to repurchase pursuant to Sections 2.02 and 2.03.

(b)

The Seller shall notify the Master Servicer and the Trustee in writing not less than five Business Days before the related Distribution Date which is on or before the date of which the Seller would otherwise be required to repurchase such Mortgage Loan pursuant to Section 2.02 or 2.03 of its intention to effect a substitution under this Section.  On such Distribution Date (the “Substitution Date”), the Seller shall deliver to the Trustee (1) the Substitute Mortgage Loans to be substituted for the Mortgage Loans, (2) a list of the Mortgage Loans to be substituted for by such Substitute Mortgage Loan) an Officers’ Certificate (A) stating that no failure by the Master Servicer described in Section 8.01 shall have occurred and be continuing, (B) stating that such Substitute Mortgage Loans conform to the requirements set forth in the definition “Substitute Mortgage Loan” and attaching as an exhibit a supplemental Mortgage Loan schedule (the “Supplemental Mortgage Loan Schedule”) setting forth the same type of information as appears on the Mortgage Loan Schedule and representing as to the accuracy thereof and (C) confirming that the representations and warranties contained in Section 2.03 (excluding paragraph (ii) of Section 2.03(a)) are true and correct in all material respects with respect to the Substitute Mortgage Loans on and as of such Distribution Date, provided that remedies for the inaccuracy of such representations are limited as set forth in Sections 2.02, 2.03 and this Section 2.04, (4) an Opinion of Counsel to the effect set forth below and (5) a certificate stating that cash in the amount by which the aggregate Scheduled Principal Balance as of the preceding Due Date of the Substitute Mortgage Loans, after giving the Scheduled Payments due on such date, is less than the Scheduled Principal Balance as of such date of the Mortgage Loans for which they are being substituted after giving effect to the Scheduled Payments due on such date (which amount cannot be more than 10% of the Scheduled Principal Balance of the Mortgage Loans for which they are being substituted) plus any costs and damages actually incurred and paid by or on behalf of the Trust in connection with any breach of the representation and warranty set forth in Section 2.03(b)(xlvi) above as the result of a violation of a predatory or abusive lending law applicable to such Mortgage Loan has been deposited in the Certificate Account no later than the related Certificate Account Deposit Date (such amount, the “Substitution Adjustment Amount”).  Upon receipt of the foregoing, the Trustee shall release such Mortgage Loans to the Seller.  In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Seller.  The Scheduled Payment on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller and the Scheduled Payment on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust.  Upon acceptance of the Substitute Mortgage Loan, the Trustee shall release to the Seller the related Mortgage File related to any Mortgage Loan released pursuant to this Section 2.04 and shall execute and deliver all instruments of transfer or assignment, without recourse, in form as provided to it as are necessary to vest in the Seller’s title to and rights under any Mortgage Loan released pursuant to this Section 2.04.  The Seller shall deliver the documents related to the Substitute Mortgage Loan in accordance with the provisions of Sections 2.01(b) and 2.02(b), with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those Sections.  The representations and warranties set forth in Section 2.03(b) shall be deemed to have been made by the Seller with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Trustee.

(c)

In connection with any substitution pursuant to this Section 2.04, the Seller shall deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (x) any federal tax to be imposed on the REMIC, including without limitation, any Federal tax imposed on “prohibited transactions” under Section 860F(a)(1) of the Code or on “contributions after the start-up day” under Section 860G(d)(1) of the Code or (y) any portion of the Trust to fail to qualify as a REMIC at any time that any Certificate is outstanding.  In the event that such opinion or certificate indicates that a substitution will result in the imposition of a prohibited transaction tax, give rise to net taxable income or be deemed a contribution to the REMIC after the “start-up day”, the Seller shall not be permitted to substitute for any such Mortgage Loan unless and until the Master Service has determined there is an actual or imminent default with respect thereto or that such defect or breach adversely affects the enforceability of such Mortgage Loan.

Section 2.05.

Designation of Interests in REMIC.

(a)

The Regular Certificates are hereby designated as the “regular interests” in the REMIC, and the Class R Certificates are hereby designated as the single “residual interest” in the REMIC for purposes of the REMIC Provisions.

(b)

The Trustee is hereby designated as “tax matters person” with respect to the REMIC for purposes of the REMIC Provisions.

Section 2.06.

Designation of Start-up Day.  The Closing Date is hereby designated as the “start-up day” of the REMIC within the meaning of Section 860G(a)(9) of the Code.

Section 2.07.

REMIC Certificate Maturity Date.  Solely for purposes of satisfying Section 1.860G-I (a)(4)(iii) of the Treasury Regulations, the “latest possible maturity date” of each Class of Regular Certificates is the Distribution Date in August 2033.

Section 2.08.

Representations and Warranties of the Trustee.  The Trustee hereby represents and warrants to the Seller, the Sponsor and the Master Servicer, as of the Closing Date that:

(i)

The Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York with a principal place of business in New York, New York;

(ii)

Subject to the right of the Trustee to appoint a co-trustee or separate trustee under Section 9.09 hereof in order to meet the legal requirements of a particular jurisdiction, the Trustee has full power, authority and legal right to execute and deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the Certificates;

(iii)

To the best of the Trustee’s knowledge, after reasonable investigation, the execution and delivery by the Trustee of this Agreement and the Certificates and the performance by the Trustee of its obligations under this Agreement and the Certificates will not violate any provision of the Trustee’s Articles of Association or By-Laws or any law or regulation governing the Trustee or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the Trustee or any of its assets.  To the best of the Trustee’s knowledge, after reasonable investigation, such execution, delivery and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating the activities of national banking associations.  To the best of the Trustee’s knowledge, after reasonable investigation, such execution, delivery and performance will not conflict with, or result in a breach or violation of, any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Trustee is a party or by which it or its properties is bound; and

(iv)

This Agreement has been duly executed and delivered by the Trustee.  Assuming the necessary authorization, execution and delivery thereof by the other parties thereto, this Agreement is a valid and legally binding agreement under the laws of the State of New York (to the extent such laws are applicable thereto), enforceable thereunder in accordance with its terms against the Trustee, except as the enforcement thereof may be limited by applicable Debtor Relief Laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

ARTICLE III

Administration and Servicing of Mortgage Loans

Section 3.01.

Master Servicer to Assure Servicing.

(a)

The Master Servicer shall supervise, or take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans and any REO Property in accordance with this Agreement and its normal servicing practices, which generally conform to the standards of an institution prudently servicing mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with such servicing and administration.  The Master Servicer may perform its responsibilities relating to servicing through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth.  The authority of the Master Servicer, in its capacity as master servicer, shall include, without limitation, the power to (i) consult with and advise any Sub-Servicer regarding administration of a related Mortgage Loan, (ii) approve any recommendation by a Sub-Servicer to foreclose on a related Mortgage Loan, (iii) supervise the filing and collection of insurance claims and take or cause to be taken such actions on behalf of the insured person thereunder as shall be reasonably necessary to prevent the denial of coverage thereunder, and (iv) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing a related Mortgage Loan, including the employment of attorneys, the institution of legal proceedings, the collection of deficiency judgments, the acceptance of compromise proposals, the filing of claims under any Primary Insurance Policy and any other matter pertaining to a delinquent Mortgage Loan.  The authority of the Master Servicer shall include, in addition, the power on behalf of the Certificateholders, the Trustee or any of them to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfers of any related Mortgaged Property and assumptions of the related Mortgage Notes and Mortgages (in the manner provided in this Agreement) and (iii) collect any Insurance Proceeds and Liquidation Proceeds.  Without limiting the generality of the foregoing, the Master Servicer may, and is hereby authorized and empowered by the Trustee to, execute and deliver, on behalf of itself, the Certificateholders, the Trustee, or any of them, any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the related Mortgage Loans, the Insurance Policies and the accounts rented thereto, and the Mortgaged Properties.  The Master Servicer may exercise this power in its own name or in the name of a Sub-Servicer.

(b)

Notwithstanding the provisions of Subsection 3.01(a), the Master Servicer shall not take any action inconsistent with the interest of the Trustee or the Certificateholders in the Mortgage Loans or with the rights and interests of the Trustee or the Certificateholders under this Agreement.

(c)

The Master Servicer shall prepare and the Trustee shall execute any powers of attorney and other documents in form as mutually agreed upon and necessary or appropriate to enable the Master Servicer to service and administer the related Mortgage Loans and REO Property.

(d)

In the event that any tax is imposed on “prohibited transactions” under Section 860F(a) of the Code or on “contributions after the start-up date” under Section 860G(d) of the Code on the Trust, such tax shall be charged (i) to the Trustee pursuant to this Section 3.01, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, which breach constitutes gross negligence or willful misconduct of the Trustee or (ii) to the Master Servicer pursuant to this Section 3.01, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or (iii) to the Sponsor pursuant to this Section 3.01, if such tax arises out of or results from a breach by the Sponsor of any of its obligations under this Agreement or (iv) to the Seller pursuant to this Section 3.01, if such tax arises out of or results from a breach by the Seller of any of its obligations under this agreement or (v) to the Residual Certificates on a pro rata basis to the extent such taxes are not allocable pursuant to clauses (i) through (iv) above.  In no event will the Trustee be liable to pay or advance the payment of any taxes referred to in this paragraph other than as provided in clause (i) above.  No taxes referred to in this paragraph shall be paid from any assets constituting the Trust.

Section 3.02.

Sub-Servicing Agreements between Master Servicer and Sub-Servicers.

(a)

The Master Servicer may enter into Sub-Servicing Agreements with Sub-Servicers for the servicing and administration of the Mortgage Loans and for the performance of any and all activities of the Master Servicer hereunder.  Each Sub-Servicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement, and in either case shall be a FHLMC or FNMA approved mortgage master servicer.  Any Sub-Servicing Agreement entered into by the Master Servicer shall include the provision that such Agreement may be immediately terminated (x) with cause and without any termination fee by any Master Servicer hereunder or (y) without cause in which case the Master Servicer shall be responsible for any termination fee or penalty resulting therefrom.  In addition, each Sub-Servicing Agreement shall provide for servicing of the Mortgage Loans consistent with the terms of this Agreement.  With the consent of the Trustee, which consent shall not be unreasonably withheld, the Master Servicer and the Sub-Servicer may enter into different forms of Sub-Servicing Agreements, provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders, without the consent of the Holders of Certificates holding at least 51% of the Voting Rights.

(b)

As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

(c)

The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement that may exist in accordance with the terms and conditions of such Sub-Servicing Agreement and without any limitation by virtue of this Agreement; provided, however, that upon termination, the Master Servicer shall either act as master servicer of the related Mortgage Loan or enter into an appropriate contract with a successor Sub-Servicer pursuant to which such successor Sub-Servicer will be bound by all relevant terms of the related Sub-Servicing Agreement pertaining to the servicing of such Mortgage Loan.

(d)

If the Trustee or its designee shall assume the master servicing obligations of the Master Servicer in accordance with Section 8.05, the Trustee, to the extent necessary to permit the Trustee to carry out the provisions of Section 8.05, with respect to the Mortgage Loans, shall succeed to all of the rights and obligations of the Master Servicer, under each of the Sub-Servicer Agreements.  In such event, the Trustee or its designee as the successor master servicer shall be deemed to have assumed all of the Master Servicer’s rights and obligations therein and to have replaced the Master Servicer as a party to such Sub-Servicing Agreements to the same extent as if such Sub-Servicing Agreements had been assigned to the Trustee or its designee as a successor master servicer, except that the Trustee or its designee as a successor master servicer shall not be deemed to have assumed any obligations or liabilities of the Master Servicer arising prior to such assumption and the Master Servicer shall not thereby be relieved of any liability or obligations under such Sub-Servicing Agreements.

(e)

In the event that the Trustee or its designee as successor master servicer for the Trustee assumes the servicing obligations of the Master Servicer under Section 8.05, upon the reasonable request of the Trustee or such designee as successor master servicer, the Master Servicer shall at its own expense deliver to the Trustee, or at its written request to such designee, photocopies of all documents and records, electronic or otherwise, relating to the Sub-Servicing Agreements and the related Mortgage Loans or REO Property then being serviced and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements, or responsibilities hereunder to the Trustee, or at its written request to such designee as successor master servicer.

(f)

All costs and expenses (including attorneys fees) incurred in connection with transferring the Mortgage Files and servicing duties to the successor master servicer and amending this agreement to reflect such succession as Master Servicer, shall be paid by the predecessor master servicer.  To the extent that the predecessor master servicer fails to pay such amounts, the successor master servicer shall be entitled to withdraw such amounts from the Certificate Account.

(g)

The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonable requested by it to enable the Master Servicer’s functions hereunder and the transfer to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or should have been deposited by the Master Servicer in the Certificate Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans.  Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the Mortgage Loan data to the Trustee as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer.

(h)

The successor master servicer will not be responsible for delays attributable to the Master Servicer’s failure to deliver information, defects in the information supplied by the Master Servicer or other circumstances beyond the control of the successor master servicer.

(i)

The successor master servicer will make arrangements with the Master Servicer for the prompt and safe transfer of, and the Master Servicer shall provide to the successor master servicer, all necessary servicing files and records, including (as deemed necessary by the successor master servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) contract payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the successor master servicer, reflecting all applicable contract information.  The current Master Servicer shall be obligated to pay the costs associated with the transfer of the servicing files and records to the successor master servicer.

(j)

The successor master servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the successor master servicer acting in accordance with information prepared or supplied by a Person other than the successor master servicer or the failure of any such Person to prepare or provide such information.  The successor master servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Master Servicer, the Sponsor or the Trustee or for any inaccuracy or omission in a notice or communication received by the successor master servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any contract with applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any contract.

(k)

If the Trustee or any other successor master servicer assumes the role of successor master servicer hereunder, such successor master servicer shall be entitled to the benefits of (and subject to the provisions of) Section 3.02 concerning delegation of duties to subservicers.

Section 3.03.

Liability of the Master Servicer.  Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans and any REO Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans.  For purposes of making distributions to Certificateholders all amounts received by a Sub-Servicer in connection with the Mortgage Loans shall be deemed to have been received by the Master Servicer, and with respect to any successor Master Servicer from the time such successor Master Servicer becomes the Master Servicer, whether or not such amounts are actually remitted by the Sub-Servicer to the Master Servicer.  The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.04.

Collection of Certain Mortgage Loan Payments.

(a)

The Master Servicer will coordinate and monitor remittances by Sub-Servicers to the Trustee with respect to the Mortgage Loans in accordance with this Agreement.  The Master Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Mortgage Loans, and shall follow, and use its best efforts to cause Sub-Servicers to follow, collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account, to the extent such procedures shall be consistent with this Agreement and the terms of any related Primary Insurance Policy; provided, however, that the Master Servicer agrees not to permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive any principal or interest, or change the terms of such Mortgage Note.  Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) suspend or reduce or permit to be suspended or reduced regular monthly payments for a period of up to six months, or arrange or permit an arrangement with a Mortgagor for a scheduled liquidation of delinquencies.  In the event the Master Servicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the Master Servicer shall nonetheless make a Monthly Advance or shall cause the related Sub-Servicer to make an advance to the same extent as if such installment were due, owing and delinquent and had not been deferred through liquidation of the Mortgaged Property; provided, however, that the obligation of the Master Servicer to make a Monthly Advance shall apply only to the extent that the Master Servicer believes, in good faith, that such advances are not Nonrecoverable Advances.

The Master Servicer shall maintain and shall cause any Sub-Servicer, pursuant to the Sub-Servicing Agreement, to establish and maintain one or more Protected Accounts.  The Sub-Servicer will be required under its Sub-Servicing Agreement to deposit into the Protected Account on a daily basis no later than 24 hours of receipt all collections of principal and interest on any Mortgage Loan, including Principal Prepayments, Insurance Proceeds, Net Liquidation Proceeds, and advances made from the Sub-Servicer’s own funds (less servicing compensation as permitted by Section 4.02).  The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Accounts for purposes required or permitted by this Agreement.

All Protected Accounts shall be held in a Designated Depository Institution and segregated on the books of such institution.

The amount at any time credited to a Protected Account shall be fully insured by the FDIC or, to the extent that such balance exceeds the lesser of $75,000 or the limits of such insurance, such excess must be transferred to the appropriate subaccount of the Certificate Account or the related Custody Account or invested in Permitted Investments.

Amounts on deposit in a Protected Account may be invested in Permitted Investments, such Permitted Investments to mature, or to be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Custody Account or Certificate Account, and shall be held until required for such deposit.  The income earned from Permitted Investments made pursuant to this Section 3.04 shall be paid to the Master Servicer or the related Sub-Servicer as additional compensation for its obligations under this Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer or the related Sub-Servicer.  The Master Servicer shall cause the related Sub-Servicer to deposit the amount of any such loss in the related Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.  The Master Servicer may, and the Master Servicer may permit the related Sub-Servicer to, transfer funds to other accounts (which shall for purposes hereof be deemed to be Protected Accounts) or to establish Protected Accounts not conforming to the foregoing requirements, to the extent that such other accounts or Protected Accounts are Eligible Accounts.

(b)

On or before each Withdrawal Date, the Master Servicer shall withdraw or shall cause (by written direction to the Trustee if such withdrawal is from a Custody Account) to be withdrawn from the Protected Accounts or the Custody Account and shall immediately deposit or cause to be deposited in the Certificate Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date):

(i)

Scheduled Payments on the Mortgage Loans received or advanced by the Master-Servicer or Sub-Servicers which were due on or before the related Due Date, net of the amount thereof comprising the Master Servicing Fee due the Master Servicer;

(ii)

Principal Prepayments in Full and Liquidation Proceeds received by the Master Servicer or Sub-Servicers with respect to such Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Master Servicing Fee due the Master Servicer;

(iii)

Partial prepayments of principal received by the Master Servicer or Sub-Servicers for such Mortgage Loans in the related Prepayment Period; and

(iv)

Any amount to be used as a Certificate Account Advance.

(c)

Withdrawal may be made from a Protected Account only to make remittances as provided in Section 3.04(b), 3.06(c) or 3.08; to reimburse the Master Servicer or a Sub-Servicer for advances of principal and interest which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01.

(d)

The Master Servicer shall deliver to the Trustee on or prior to the Determination Date in each month a statement from the institution at which each Protected Account is maintained showing deposits and withdrawals during the prior month.

Section 3.05.

Collection of Taxes, Assessments and Similar Items;  Master Servicing Accounts.  (a)  To the extent required by the related Mortgage Note and not violative of current law, the Master Servicer shall establish and maintain or cause the Sub-Servicers to establish and maintain one or more Escrow Accounts.  The Master Servicer or a Sub-Servicer shall deposit and retain therein all collections from the Mortgagors (or advances by the Sub-Servicer) for the payment of taxes, assessments, insurance premiums or comparable items for the account of the Mortgagors.  Nothing herein shall require the Master Servicer or any Sub-Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.  The amount at any time credit to an Escrow Account, if permitted by applicable law, may be invested in Permitted Investments held in trust by the Master Servicer or a Sub-Servicer as described above and maturing, or be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn, and in no event later than 45 days after the date of investment.

(b)

Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, insurance premiums or comparable items, to reimburse the Master Servicer or a Sub-Servicer for any advances made with respect to such items, to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Escrow Accounts or to clear and terminate the Escrow Accounts at the termination of this Agreement in accordance with Section 10.01.

Section 3.06.

Certificate Account.

(a)

The Trustee shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Certificate Account as a segregated non-interest bearing trust account or accounts.  The Trustee will deposit in the Certificate Account as received the following amounts:

(i)

Any amounts withdrawn from a Protected Account pursuant to Subsection 3.04(b) or the Custody Account pursuant to Section 3.08;

(ii)

Any Monthly Advance and any Compensating Interest Payments;

(iii)

Any Insurance Proceeds or Liquidation Proceeds received by the Master Servicer which were not deposited in a Protected Account or the Custody Account;

(iv)

The Repurchase Price with respect to any Mortgage Loans purchased by the Seller pursuant to Section 2.02 or 2.03, any Substitution Adjustment Amounts, and all proceeds of any Mortgage Loans or property acquired with respect thereto repurchased by the Master Servicer or its designee pursuant to Section 10.01 which were not deposited in a Protected Account or the Custody Account;

(v)

Any amounts to be deposited with respect to losses on Permitted Investments pursuant to Section 3.06(c) or Section 3.08(d); and

(vi)

Any other amounts received by the Master Servicer or the Trustee and required to be deposited in the Certificate Account pursuant to this Agreement.

On the Closing Date, the Seller shall deposit $41,274.67 to the Certificate Account from the proceeds of the sale of the Mortgage Loans to the Sponsor, such amounts to constitute a component of Available Funds on the first Distribution Date.

(b)

All amounts deposited to the Certificate Account shall be held by the Trustee in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement, subject to the right of the Master Servicer to require the Trustee to make withdrawals therefrom as provided herein.  The foregoing requirements for crediting the Certificate Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges need not be credited by the Master Servicer or the related Sub-Servicer to the Certificate Account and may be retained by the Master Servicer or the related Sub-Servicer as servicing compensation.  In the event that the Master Servicer shall deposit or cause to be deposited to the Certificate Account any amount not required to be credited thereto, the Trustee, upon receipt of a written request therefore signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

(c)

The amount at any time credited to the Certificate Account shall be at the written direction of the Master Servicer invested, in the name of the Trustee, or its nominee, for the benefit of the Certificateholders, in such Permitted Investments to be held by the Trustee as the Master Servicer may direct (such direction to be confirmed in writing) and in the absence of such direction, the Trustee shall invest funds in the Certificate Account in Permitted Investments described in clause (xi) of the definition thereof.  All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Trustee or, if such obligor is any other Person, the Business Day preceding such Distribution Date.  The income earned from Permitted Investments made pursuant to this Section 3.06(c) shall be paid to the Master Servicer, as additional compensation for its obligations under this Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer.  The amount of any such loss shall be remitted by the Master Servicer to the Trustee for deposit in the Certificate Account within two Business Days of receipt of notification of such loss but not later than the Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

(d)

The Trustee will, from time to time on demand of the Master Servicer, make or cause to be made such withdrawals or transfers from the Certificate Account as the Master Servicer has designated for such transfer or withdrawal as specified in a certificate signed by a Servicing Officer (upon which the Trustee may conclusively rely) for the following purposes:

(i)

to reimburse the Master Servicer or any Sub-Servicer for any Monthly Advance of its own funds or any advance of such Sub-Servicer’s own funds, the right of the Master Servicer or a Sub-Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance or advance was made;

(ii)

to reimburse the Master Servicer or any Sub-Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Sub-Servicer pursuant to Section 3.10 in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

(iii)

to reimburse the Master Servicer or any Sub-Servicer from Insurance Proceeds relating to a particular Mortgage Loan for Insured Expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or such Sub-Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan;

(iv)

to pay the Master Servicer or any Sub-Servicer (payment to any Sub-Servicer to be subject to prior payment to the Master Servicer of an amount equal to the Master Servicing Fee), as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it or such Sub-Servicer would have been entitled to receive under subclause (ix) of this Section 3.06(d) as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor, but only to the extent that the aggregate of Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan after any reimbursement to the Master Servicer or any Sub-Servicer, pursuant to subclauses (i), (ii), (iii) and (vi) of this Section 3.06(d), exceeds the Outstanding Principal Balance of such Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Interest Rate less the Master Servicing Fee Rate to but not including the date of payment;

(v)

to pay the Master Servicer or any Sub-Servicer (payment to any Sub-Servicer to be subject to prior payment to the Master Servicer of the portion of the Master Servicing Fee which the Master Servicer is entitled to retain as evidenced in writing to the Trustee by the Master Servicer), as appropriate, from the Repurchase Price for any Mortgage Loan, the amount which it or such Sub-Servicer would have been entitled to receive under subclause (ix) of this Section 3.06(d) as servicing compensation, but only to the extent that the Repurchase Price with respect to such Mortgage Loan after any reimbursement to the related Master Servicer and Sub-Servicer pursuant to subclauses (i) and (vi) of this Section 3.06(d) exceeds the Outstanding Principal Balance of such Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Interest Rate less the Master Servicing Fee Rate through the last day of the month of repurchase;

(vi)

to reimburse the Master Servicer or any Sub-Servicer for advances of funds pursuant to Section 3.05, 3.07 and 3.17, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

(vii)

to pay the Master Servicer or any Sub-Servicer, as the case may be, with respect to each Mortgage Loan that has been purchased pursuant to Section 2.02, 2.03 or 10.01, all amounts received thereon, representing recoveries of principal that reduce the Outstanding Principal Balance of the related Mortgage Loan below the Outstanding Principal Balance used in calculating the Repurchase Price or representing interest included in the calculation of the Repurchase Price or accrued after the end of the month during which such repurchase occurs;

(viii)

to reimburse the Master Servicer or any Sub-Servicer for any Nonrecoverable Advance previously made;

(ix)

to pay the Master Servicer and any Sub-Servicer servicing compensation as set forth in Section 3.12;

(x)

to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Subsection 7.03;

(xi)

to clear and terminate the Certificate Account pursuant to Section 10.01; and

(xii)

to remove amounts deposited in error.

The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Certificate Account pursuant to subclauses (i) through (vi), inclusive, and (viii).

(e)

On each Distribution Date, the Trustee shall make the following payments in the priority set forth from the funds in the Certificate Account:

(i)

First, the Trustee’s Fees shall be paid to the Trustee; and

(ii)

Second, the amount distributable to the Holders of the Certificates shall be payable in accordance with Section 5.02.

(f)

Notwithstanding the provisions of this Section 3.06, the Master Servicer may, but is not required to, allow the Sub-Servicers to deduct from amounts received by them or from the related Protected Account, prior to deposit in the Certificate Account or the Custody Account, any portion to which such Sub-Servicers are entitled as servicing compensation (including income on Permitted Investments) or reimbursement of any reimbursable advances made by such Sub-Servicers.

Section 3.07.

Maintenance of the Primary Insurance Policies; Collections Thereunder.  The Master Servicer shall, or shall cause the related Sub-Servicer to, exercise its best reasonable efforts to maintain and keep in full force and effect each Primary Insurance Policy by a Qualified Insurer, or other insurer satisfactory to the Rating Agency, with respect to each conventional Mortgage Loan as to which as of the Cut-off Date such a Primary Insurance Policy was in effect (or, in the case of a Substitute Mortgage Loan, the date of substitution) and the original principal amount of the related Mortgage Note exceeded 80% of the Original Value, in an amount at least equal to the excess of such original principal amount over 75% of such Original Value until the principal amount of any such Mortgage Loan is reduced below 80% of the Original Value or, based upon a new appraisal, the principal amount of such Mortgage Loan represents less than 80% of the new appraised value.  The Master Servicer and the related Sub-Servicer shall have the power to substitute for any Primary Insurance Policy another substantially equivalent policy issued by another Qualified Insurer; provided that such substitution is subject to the condition, to be evidenced by a writing from the Rating Agency, that it would not cause the ratings on the Certificates to be downgraded or withdrawn.  The Master Servicer shall, or shall cause the related Sub-Servicer to, effect the timely payment of the premiums on each Primary Insurance Policy.

In connection with its activities as administrator and master servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans.  Pursuant to Section 3.04, any amounts collected by the Master Servicer under any Primary Insurance Policies shall be deposited in the Certificate Account, subject to withdrawal pursuant to Section 3.06.

Section 3.08.

Custody Account.

(a)

The Trustee shall establish and maintain for the benefit of the Certificateholders the Custody Account as a segregated non-interest bearing trust account.  The Custody Account shall constitute a trust account of the Trust segregated on the books of the Designated Depository Institution and held by the Designated Depository Institution in trust, and such account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Designated Depository Institution, the Trustee, the Master Servicer, any Sub-Servicer (whether made directly, or indirectly through a liquidator or receiver of the Designated Depository Institution, the Trustee, any Master Servicer, or any Sub-Servicer).  The Custody Account shall be an outside reserve fund of the REMIC and shall not constitute a part of the REMIC.  The Trustee shall be the legal owner of the portion of the funds held in the Custody Account for the benefit of the Certificateholders and for all Federal income tax purposes, shall be the owner of the Custody Account.  For all Federal tax purposes, amounts, if any, transferred by the REMIC to the Custody Account shall be treated as amounts distributed by the REMIC to the Master Servicer.

(b)

Within one Business Day after receipt, the Master Servicer shall withdraw or shall cause to be withdrawn from each Protected Account and shall immediately deposit or cause to be deposited in the Custody Account all amounts in the Protected Account not otherwise invested in Permitted Investments pursuant to Section 3.04 and exceeding the lesser of $75,000 or the FDIC insurance limit (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date).

(c)

Withdrawals may be made from the Custody Account only to make remittances as provided in Section 3.04 or 3.08(d); to reimburse the Master Servicer or any Sub-Servicer for advances of principal and interest which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01.

(d)

Funds in the Custody Account may be invested at the direction of the Master Servicer (such direction to be confirmed promptly in writing) in Permitted Investments held in trust for the benefit of the Certificateholders and in the absence of such directions, funds in the Custody Account shall be invested in Permitted Investments described in clause (xi) of the definition thereof.  Such Permitted Investments must mature, or be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Certificate Account pursuant to Section 3.04(b) and shall be held in such account until required for such deposit.  The income earned from Permitted Investments made pursuant to this Section 3.08 shall be paid to the Master Servicer as additional compensation for its obligations under this Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer.  The amount of any such loss shall be deposited by the Master Servicer in the Custody Account within two Business Days of receipt of notification of such loss but not later than the Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

Section 3.09.

Enforcement of Due-On-Sale Clauses; Assumption Agreements.

(a)

In any case in which the Master Servicer is notified by any Mortgagor or Sub-Servicer that a Mortgaged Property relating to a Mortgage Loan has been or is about to be conveyed by the Mortgagor, the Master Servicer shall enforce any due-on-sale clause contained in the related Mortgage to the extent permitted under the terms of the related Mortgage Note and by applicable law unless the Master Servicer reasonably believes such enforcement is likely to result in legal action by the Mortgagor. The Master Servicer or the related Sub-Servicer may purchase a Mortgage Loan at the Repurchase Price when the Master Servicer requires acceleration of the Mortgage Loan, but only if the Master Servicer is satisfied, as evidenced by an Officer’s Certificate delivered to the Trustee, that either (i) such Mortgage Loan is in default or default is reasonably foreseeable or (ii) if such Mortgage Loan is not in default or default is not reasonably foreseeable, such repurchase will have no adverse tax consequences for the Trust or any Certificateholder.  If the Master Servicer reasonably believes that such due-on-sale clause cannot be enforced under applicable law or if the Mortgage Loan does not contain a due-on-sale clause, the Master Servicer is authorized to consent to a conveyance subject to the lien of the Mortgage, and to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Mortgage Note and unless prohibited by applicable state law, such Mortgagor remains liable thereon, on condition, however, that the related Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters into such agreement) by any Primary Insurance Policy.  The Master Servicer shall notify the Trustee, whenever possible, before the completion of such assumption agreement, and shall forward to the Trustee the original copy of such assumption agreement, which copy shall be added by the Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.  In connection with any such assumption agreement, the interest rate on the related Mortgage Loan shall not be changed and no other material alterations in the Mortgage Loan shall be made unless such material alteration would not cause the REMIC to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Counsel.  Any fee or additional interest collected by the Master Servicer for consenting to any such conveyance or entering into any such assumption agreement may be retained by the Master Servicer as additional servicing compensation.

(b)

Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any conveyance by the Mortgagor of the related Mortgaged Property or assumption of a Mortgage Loan which the Master Servicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever or if the exercise of such right would impair or threaten to impair any recovery under any applicable Insurance Policy, or, in the Master Servicer’s judgment, be reasonably likely to result in legal action by the Mortgagor.

Section 3.10.

Realization upon Defaulted Mortgage Loans.

(a)

The Master Servicer shall, or shall direct the related Sub-Servicer to, foreclose upon or otherwise comparably convert the ownership of properties securing any Mortgage Loans that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.04 except that the Master Servicer shall not, and shall not direct the related Sub-Servicer to, foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste thereon and the Master Servicer determines it would be imprudent to do so or not in accordance with appropriate servicing standards.  The Master Servicer can conclusively rely on results of third party inspections from parties it reasonably believes are qualified to conduct such inspections.  In connection with such foreclosure or other conversion, the Master Servicer shall use its best reasonable efforts to preserve REO Property and to realize upon defaulted Mortgage Loans in such manner as to maximize the receipt of principal and interest by the Certificateholders, taking into account, among other things, the timing of foreclosure and the considerations set forth in Subsection 3.10(b).  The foregoing is subject to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of an property unless it determines in good faith (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds (respecting which it shall have priority for purposes of reimbursements from the Certificate Account pursuant to Section 3.06) or through Insurance Proceeds (respecting which it shall have similar priority).  The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) to the extent that transfers or withdrawals from the Certificate Account with respect thereto are permitted under Section 3.06.  Any income from or other funds (net of any income taxes) generated by REO Property shall be deemed for purposes of this Agreement to be Insurance Proceeds.

(b)

The Trust shall not acquire any real property (or any personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan.  In the event that the Trust acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Trust within three years after its acquisition by the Trust unless the Trustee shall have received an Opinion of Counsel to the effect that such longer retention would not, under the REMIC Provisions, (i) cause the REMIC to fail to qualify as a REMIC while any regular interest in the Trust is outstanding, (ii) result in a tax on prohibited transactions or (iii) constitute a taxable contribution after the Startup Day or the Master Servicer applies for at least 61 days prior to the expiration of such three-year period and receives an extension of the three-year period under Section 856(e)(3) of the Code, in which case such three-year period will be extended by the period set forth in such Opinion of Counsel or approved application, as the case may be.  The Trustee shall have no obligation to pay for such Opinion of Counsel.

(c)

The Master Servicer shall prepare or cause to be prepared and shall file or cause to be filed with the Internal Revenue Service a report and the Master Servicer shall deliver such report to the Mortgagor in the manner required by applicable law and such report shall contain the information required to be reported regarding any Mortgaged Property which is abandoned or which has been foreclosed.  The Master Servicer shall provide a copy of any such report to the Trustee.  In connection with any Mortgage Loan as to which the Master Servicer has accepted a deed in lieu of foreclosure, the Master Servicer shall insure that, at all times, the related property constitutes “foreclosure property” within the meaning of Code Section 860G(a)(8) and that such property is administered so that no tax on “net income from foreclosure property” within the meaning of Code Section 860G(c) is imposed on the Trust.

(d)

Notwithstanding anything to the contrary contained herein, the Master Servicer shall have the right, at its sole option, to enter into an agreement substantially in the form of Exhibit M hereto with a Holder of the Class B-3 Certificates.  It is understood that the right of the Master Servicer to be reimbursed for Monthly Advances and Nonrecoverable Advances under this Agreement shall not be affected in any way by the provisions of any such agreement.  The Trustee hereby agrees to perform such obligations as may be required of it pursuant to the provisions of such agreement.

  The Master Servicer agrees to provide the Trustee with such information as may be necessary, or as the Trustee may reasonably request, for the Trustee to perform such obligations.

Section 3.11.

Trustee to Cooperate; Release of Mortgage Files.

(a)

Upon payment in full of any Mortgage Loan or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by a certification signed by a Servicing Officer in the Form of Exhibit H (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account have been or will be so deposited in the appropriate subaccount thereof) and shall request delivery to the Master Servicer of the Mortgage File.  Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Master Servicer and execute and deliver to the Master Servicer, without recourse, the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage (furnished by the Master Servicer), together with the Mortgage Note with written evidence of cancellation thereon.  No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

(b)

From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan or collection under a Required Insurance Policy, the Master Servicer shall deliver to the Trustee a Request for Release signed by a Servicing Officer on behalf of the Master Servicer in substantially the form attached as Exhibit H hereto.  Upon receipt of the Request for Release, the Trustee shall deliver the Mortgage File or any document therein to the Master Servicer.

(c)

The Master Servicer shall cause each Mortgage File or any document therein released pursuant to Section 3.11 (b) to be returned to the Trustee when the need therefor no longer exists, and in any event within 21 days of the Master Servicer’s receipt thereof, unless the Mortgage Loan has become a Liquidated Mortgage Loan and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or such Mortgage File is being used to pursue foreclosure or other legal proceedings.  Prior to return of a Mortgage File or any document to the Trustee, the Master Servicer or the related Insurer or Sub-Servicer to whom such file or document was delivered shall retain such file or document in its respective control unless the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, to initiate or pursue legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.  If a Mortgage Loan becomes a Liquidated Mortgage Loan, the Master Servicer shall deliver the Request for Release with respect thereto to the Trustee upon deposit of the related Liquidation Proceeds in the Certificate Account.

(d)

The Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee’s sale or other documents necessary to (i) the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Mortgage or otherwise available at law or equity.  Together with such documents or pleadings the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer in which it requests the Trustee to execute the pleadings or documents.  The certificate shall certify and explain the reasons for which the pleadings or documents are required.  It shall further certify that the Trustee’s execution and delivery of the pleadings or documents will not invalidate any insurance coverage under the Required Insurance Policies, affect the REMIC status of the Trust or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee’s sale.

Section 3.12.

Servicing and Other Compensation; Payment of Certain Expenses by the Master Servicer.  The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount with respect to each Mortgage Loan as to which a monthly installment of principal and interest has been received equal to one-twelfth of the Master Servicing Fee Rate for such Mortgage Loan multiplied by the principal balance on which such installment of interest accrued (the “Master Servicing Fee”).  The Master Servicer is also entitled to retain additional servicing compensation in the form of prepayment charges, if any, assumption fees, tax service fees, fees for statement of account or payoff, late payment charges, interest on amounts deposited in the Accounts or Permitted Investments of such amounts, or otherwise.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of the fees of its counsel, fees and expenses of the Sub-Servicers and all other fees and expenses not expressly stated hereunder to be for the account of the Holders of Certificates) and shall not be entitled to reimbursement therefor except as specifically provided herein.

The Master Servicing Fee for any month shall be reduced to the extent described as follows.  Not later than the Withdrawal Date immediately preceding the related Distribution Date the Master Servicer shall deposit in the Certificate Account an amount equal to the lesser of (i) the Prepayment Interest Shortfall for the related Distribution Date and (ii) 1/12 of 0.250% of the Scheduled Principal Balances of the Mortgage Loans for such Distribution Date (such amount, the “Compensating Interest Payment”).  The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

Section 3.13.

Annual Statement as to Compliance.  The Master Servicer, at its expense, will deliver to the Rating Agency, the Trustee and the Sponsor, not later than the earlier of (a) March 7th of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Sponsor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Sponsor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), an Officers’ Certificate stating, as to the signer thereof, that (a) a review of the activities of the Master Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officers’ supervision, and (b) to the best of such officers’ knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Master Servicer to remedy such default; (c) a review of the activities of each Sub-Servicer during the preceding calendar year and of its performance under its Sub-Servicing Agreement has been made under such officer’s supervision and (d) to the best of such officer’s knowledge, each Sub-Servicer has fulfilled all its obligations under its Sub-Servicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.  Copies of such statements shall be provided by the Master Servicer to Holders of Certificates upon request or by the Trustee at the expense of the Master Servicer should the Master Servicer fail to so provide such copies.

Section 3.14.

Annual Independent Public Accountants’ Servicing Report.  Not later than the earlier of (a) March 7th of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Sponsor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Sponsor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Rating Agency, the Sponsor and the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans underpooling and servicing agreements substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby, including this Agreement) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC requires it to report and which are set forth in such report.  Copies of the statement shall be provided by the Master Servicer to Certificateholders, or by the Trustee at the Master Servicer’s expense if the Master Servicer fails to provide the requested copies.

Section 3.15.

Access to Certain Documentation and Information Regarding the Mortgage Loans.  The Master Servicer shall provide, and shall cause any Sub-Servicer to provide, to the Trustee, the Office of Thrift Supervision, Certificateholders which are federally insured savings and loan associations, the FDIC and the Supervisory Agents and examiners of such board and such corporation and their agents and accountants access to the documentation regarding the Mortgage Loans requested by the Trustee, in case of access by it, or required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer.  Nothing in this Section 3.15 shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Sub-Master Servicer to provide access as provided in this Section 3.15 as a result of such obligation shall not constitute a breach of this Section 3.15.  The Master Servicer and the Sub-Servicer shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

Section 3.16.

Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

(a)

The Master Servicer shall maintain and keep, and cause such Sub-Servicer to maintain and keep, with respect to each Mortgage Loan, in full force and effect hazard insurance (fire insurance with extended coverage) equal to at least the lesser of the Outstanding Principal Balance of the Mortgage Loan or the current replacement cost of the Mortgage Property, and containing a standard mortgagee clause; provided, however, that the amount of hazard insurance may not be less than the amount necessary to prevent loss due to the application of any coinsurance provision of the related policy.  Unless applicable state law requires a higher deductible, the deductible on such hazard insurance policy may be no more than $1,000 or 1% of the applicable amount of coverage, which ever is less.  In the case of a condominium unit or a unit in a planned unit development, the required hazard insurance shall take the form of a multiperil policy covering the entire condominium project or planned unit development, in an amount equal to at least 100% of the insurable value based on replacement costs.

(b)

Any amounts collected by the Master Servicer or a Sub-Servicer under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the Mortgage Property or amounts released to the Mortgagor in accordance with the Master Servicer’s normal servicing procedures, the terms of the Mortgage Note, the Mortgage or applicable law) shall be deposited in a Protected Account, for transmittal to the Certificate Account or Custody Account.

(c)

Any cost incurred by a Master Servicer or a Sub-Servicer in maintaining, any such hazard insurance policy shall not be added to the amount owing under the Mortgage Loan for the purpose of calculating monthly distributions to Certificateholders, notwithstanding that the terms of the Mortgage Loan so permit.

Such costs shall be recoverable by the Master Servicer or a Sub-Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or by the Master Servicer from the Repurchase Price, to the extent permitted by Section 3.06.

(d)

No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired with respect to a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance.  When, at the time of origination of the Mortgage Loan, the Mortgage Property is located in a federally designated special flood hazard area, the Master Servicer shall use its best reasonable efforts to cause with respect to the Mortgage Loans, flood insurance (to the extent available and in accordance with mortgage servicing industry practice) to be maintained.  Such flood insurance shall cover the Mortgaged Property, including all items taken into account in arriving at the Appraised Value on which the Mortgage Loan was based, and shall be in an amount equal to the lesser of (i) the Outstanding Principal Balance of the related Mortgage Loan and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program).  Unless applicable state law requires a higher deductible, the deductible on such flood insurance may not exceed $1,000 or 1% of the applicable amount of coverage, whichever is less.

(e)

If insurance has not been maintained complying with this Section 3.16 (a) and (d) and there shall have been a loss which would have been covered by such insurance had it been maintained, the Master Servicer shall pay, or cause the related Sub-Servicers to pay, for any necessary repairs.

(f)

The Master Servicer shall present claims under the related hazard insurance or flood insurance policy.

(g)

The Master Servicer shall obtain and maintain at its own expense and for the duration of this Agreement a blanket fidelity bond and shall cause each Sub-Servicer to obtain and maintain an errors and omissions insurance policy covering such Sub-Servicer’s officers, employees and other persons acting on its behalf in connection with its activities under this Agreement.  The amount of coverage shall be at least equal to the coverage maintained by the Master Servicer acceptable to FNMA or FHLMC to service loans for it or otherwise in an amount as is commercially available at a cost that is generally not regarded as excessive by industry standards.  The Master Servicer shall promptly notify the Trustee of any material change in the terms of such bond or policy.  The Master Servicer shall provide annually to the trustee a certificate of insurance that such bond and policy are in effect.  If any such bond or policy ceases to be in effect, the Master Servicer shall, to the extent possible, give the Trustee ten day’s notice prior to any such cessation and shall use its best efforts to obtain an comparable replacement bond or policy, as the case may be.  Any amounts relating to the Mortgage Loans collected under such bond or policy shall be remitted to the Certificate Account to the extent that such amounts have not previously been paid to such account.

Section 3.17.

Reports to the Commission.

(a)

The Master Servicer shall reasonably cooperate with the Sponsor in connection with the Sponsor’s satisfying the reporting requirements under the Exchange Act.  The Master Servicer shall prepare on behalf of the Sponsor any Forms 8-K and 10-K (together “Forms”) customary for similar securities as required by the Exchange Act and the Rules and Regulations promulgated thereunder.  The Master Servicer shall submit to the Sponsor for execution any Form 10-K and any Form 8-K.  The Sponsor shall execute such Forms and return them to the Master Servicer.  Upon receipt of any such executed Forms from the Sponsor, the Master Servicer shall cause to be filed (via the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System) any such Forms on behalf of the Sponsor.  Prior to March 31 of the first year in which such filing is permitted under applicable law, the Master Servicer shall file a Form 15D Suspension Notification with respect to the Sponsor.  Each of the Seller, the Trustee and the Sponsor agrees to promptly furnish to the Master Servicer, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Master Servicer reasonably deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission.

(b)

So long as a Form 15D Suspension Notification with respect to the Sponsor has not previously been filed, each Form 8-K shall be filed by the Master Servicer within 15 days after each Distribution Date, with a copy of the Loan Summary and Remittance Report and statement to Certificateholders pursuant to Section 5.04 for such Distribution Date as an exhibit thereto.  So long as a Form 15D Suspension Notification with respect to the Sponsor has not previously been filed, prior to March 31st of each year (or such earlier date as may be required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission), the Master Servicer shall file a Form 10-K, in substance as required by applicable law or applicable Security and Exchange Commission staff’s interpretations.  Such Form 10-K shall include as exhibits the Master Servicer’s annual statement of compliance described under Section 3.13 and an annual report from the independent public accountants as to compliance by the Master Servicer with particular servicing standards, in each case to the extent they have been timely delivered to the Master Servicer.  If they are not so timely delivered, the Master Servicer shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Master Servicer.  The Master Servicer shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer’s inability or failure to obtain any information not resulting from its own negligence or willful misconduct.  The Form 10-K shall also include the certification in the form set forth in Section 3.17(c) below (the “Certification”), which shall be signed by the senior officer of the Sponsor in charge of securitization.

(c)

Unless the Securities and Exchange Commission (the “SEC”) issues written guidance or otherwise informs the Seller, the Sponsor, the Trustee or the Master Servicer in writing that the approach set forth below is not permissible, the parties agree that the Form 10-K shall include the following certificate:

Certification

I, ____________, certify that

1.

I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of GreenPoint Mortgage Securities Inc., GreenPoint Mortgage-Backed Pass-Through Certificates, Series 2003-1;

2.

Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.

Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing, or similar, agreement for inclusion in these reports is included in these reports;

4.

Based on my knowledge and upon the annual compliance statement included in the report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing, or similar, agreement and except as disclosed in the reports, the servicer has fulfilled its obligations under the servicing agreement; and

5.

The reports disclose all significant deficiencies relating to the servicer’s compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing, or similar, agreement, that is included in these reports.

Date:_________________________

______________________

[Signature]:

[Title]:

(d)

The Master Servicer shall sign a certification (in the form attached hereto as Exhibit G) for the benefit of the Sponsor and its officers, directors and Affiliates regarding certain aspects of items 2, 3, 4 and 5 of the Sponsor’s Certification set forth in (c) above.

(e)

The Seller, the Sponsor, the Master Servicer and the Trustee agree to use their good faith efforts to cooperate in complying with the requirements of this section.

(f)

The Master Servicer covenants and agrees to indemnify the Sponsor and its officers, directors, employees and agents from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses incurred in connection with or relating to the inaccuracy of the Master Servicer’s certification to the Sponsor.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Sponsor, then the Master Servicer, in connection with or relating to the inaccuracy of the Master Servicer’s certification to the Sponsor, agrees that it shall contribute to the amount paid or payable by the Sponsor as a result of the losses, liabilities, damages, claims or expenses of the Sponsor in such proportion as is appropriate to reflect the relative fault and the relative benefit of the Master Servicer on the one hand and the Sponsor on the other.

ARTICLE IV

Master Servicer’s Certificate; Monthly Advances

Section 4.01.

The Loan Summary and Remittance Report.  Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Master Servicer shall deliver to the Trustee the Loan Summary and Remittance Report for the succeeding Distribution Date, certified by a Servicing Officer.

Such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any Mortgaged Property acquired as part of the Trust through foreclosure, deed in lieu of foreclosure or other exercise of a security interest in the Mortgaged Property.

Section 4.02.

Monthly Advances.  If the Scheduled Payment (together with any advances from the Sub-Servicers) on a Mortgage Loan that was due on the Due Date in the month of a Distribution Date and is delinquent other than as a result of application of the Relief Act exceeds the amount deposited in the Custody Account or the Certificate Account which will be used for a Certificate Account Advance with respect to such Mortgage Loan, the Master Servicer will deposit in the Certificate Account not later than the Withdrawal Date immediately preceding the related Distribution Date an amount equal to such deficiency net of the related Master Servicing Fee for such Mortgage Loan except to the extent the Master Servicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such Monthly Advance was made.  Subject to the foregoing, the Master Servicer shall continue to make such advances through the date that the related Mortgaged Property has, in the judgment of the Master Servicer, been completely liquidated.  If any required Monthly Advance is not made by the Master Servicer by the close of business on the Withdrawal Date, the Trustee shall immediately deliver the notice to the Master Servicer required pursuant to Section 8.01 hereof.  Any amount used as a Certificate Account Advance shall be replaced by the Master Servicer by deposit in the Certificate Account on or before any future date to the extent that funds in the Certificate Account on such date are less than the amount required to be transferred by the Master Servicer to the Certificate Account.  If applicable, on the fifth Business Day preceding each Distribution Date, the Master Servicer shall present an Officer’s Certificate to the Trustee (i) stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be nonrecoverable.

In the event that the Master Servicer is unable to make a Monthly Advance, the Master Servicer shall notify the Trustee in order to enable the Trustee to exercise its remedies hereunder, including but not limited to Section 8.01.  The obligation of the Master Servicer or any successor Master Servicer to make the Monthly Advance required by this Section 4.02 is not a guaranty of payment on the Certificates and is contingent upon the Master Servicer’s determination that such Monthly Advances are recoverable in accordance herewith.

ARTICLE V

Payments and Statements to Certificateholders

Section 5.01.

Distributions.  On each Distribution Date, the Trustee shall distribute out of the Certificate Account (i) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) by wire transfer in immediately available funds to the account of the Certificateholder entitled to receive a distribution on such Distribution Date at a bank or other depository institution having appropriate wire transfer facilities, or, upon written request by a Certificateholder, by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder’s Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

Neither the Holders of any Class of Regular Certificates or the Residual Certificates, the Master Servicer, nor the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any Class of Regular Certificates.

Amounts distributed with respect to any Class of Regular Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

Section 5.02.

Priorities of Distribution.

(a)

On each Distribution Date, the Trustee shall withdraw the Available Funds from the Certificate Account and apply such funds to distributions on the Certificates in the following order of priority and to the extent of Available Funds:

On each Distribution Date, an amount equal to the Available Funds will be distributed in the following order of priority among the following Classes of Certificates:

first, to the Class A-1 Certificates, the Interest Distribution Amount on such Class for such Distribution Date in proportion to the amount such Class is entitled to receive pursuant to this clause for such Distribution Date;

second, to the Class A-1 Certificates in reduction of the Class Certificate Balance thereof, the Senior Principal Distribution Amount for such Distribution Date, until the Class Certificate Balance thereof has been reduced to zero;

third, sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, in that order, up to an amount equal to and in the following order: (a) the related Interest Distribution Amount thereon for such Distribution Date and (b) the Pro Rata Share (as defined herein) for such Class for such Distribution Date.

fourth, any Available Funds remaining after payment of interest and principal as described above will be distributed to the Class R Certificates.  It is not anticipated that there will be any significant amounts remaining for such distribution.

(b)

On each Distribution Date, the amount referred to in clause (i) of the definition of Class Optimum Interest Distribution Amount for such Distribution Date for each Class of Certificates shall be reduced by (x) the related pro rata share (based on clause (i) of the definition of Class Optimum Interest Distribution Amount for each Class for such Distribution Date, before any reduction pursuant to this Section 5.02(b)) of Net Prepayment Shortfalls and (y) the related Class’ pro rata share of (A) after the Special Hazard Coverage Termination Date, with respect to each Mortgage Loan that became a Special Hazard Mortgage Loan during the calendar month preceding the month of such Distribution Date, the excess of one month’s interest at the Net Mortgage Interest Rate on the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan that became subject to a Bankruptcy Loss during the calendar month preceding the month of such Distribution Date, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction in respect of the Mortgage Loans incurred during the calendar month preceding the month of such Distribution Date and (D) after the Fraud Loss Coverage Termination Date, with respect to each Mortgage Loan that became a Fraud Loan during the calendar month preceding the month of such Distribution Date, the excess of one month’s interest at the Net Mortgage Interest Rate on the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.

(c)

Reserved.

(d)

Notwithstanding the priority and allocation contained in Section 5.02(a) third, if with respect to any Class of Subordinate Certificates (other than the Class of Subordinate Certificates then outstanding with the lowest numerical Class designation) on any Distribution Date the sum of the related Class Subordination Percentages of such Class and of all Classes of Subordinate Certificates which have a lower relative priority in right of distribution pursuant to Section 5.02(a) third than such Class (the “Applicable Credit Support Percentage”) is less than the Applicable Credit Support Percentage for such Class as of the Closing Date, no distribution of the amount calculated pursuant to clauses (ii), (iii) and (v) of the definition of Subordinate Principal Distribution Amount will be made to any such Classes (the “Restricted Classes”) and the amount otherwise distributable to the Restricted Classes shall be allocated among the Classes of Subordinate Certificates having a higher relative priority in right of distribution pursuant to Section 5.02(a) third than such Classes, pro rata, based on their respective Class Certificate Balances immediately prior to such Distribution Date and shall be distributed in the order provided in Section 5.02(a) third.

Section 5.03.

Allocation of Realized Losses.

(a)

On or prior to each Determination Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that occurred during the preceding calendar month:

(i)

any Realized Loss (other than an Excess Loss) on a Mortgage Loan shall be allocated in the following order of priority:  Class B-3, Class B-2, Class B-1, Class M 3, Class M-2 and Class M-1 until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates, until the respective Class Certificate Balance of such Class has been reduced to zero; and

(ii)

any Excess Losses on Mortgage Loans shall be allocated to the Senior Certificates and the Subordinate Certificates then outstanding, pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date.

(b)

The Class Certificate Balance of the Class of Subordinate Certificates then outstanding in the lowest order of priority of payment shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Pool Scheduled Principal Balance for the following Distribution Date.

(c)

Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Certificate Balances.

(d)

Any allocation of Realized Losses to a Certificate or any reduction in the Certificate Balance of a Certificate, pursuant to Section 5.03(b) above shall be accomplished by reducing the Certificate Balance thereof, as applicable, immediately following the distributions made on the related Distribution Date in accordance with the definition of “Certificate Balance”.

Section 5.04.

Statements to Certificateholders.

(a)

Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Loan Summary and Remittance Report delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to the following Distribution Date:

(i)

the amount received or deemed to have been received by the Master Servicer as of the close of business on the preceding Determination Date in respect of the Mortgage Loans;

(ii)

the aggregate Repurchase Prices for any Defective Mortgage Loans included in Available Funds for the following Distribution Date and (b) the amount of Substitution Adjustment Amounts included in Available Funds for the following Distribution Date;

(iii)

the amount, if any, required to be deposited in the Certificate Account pursuant to Section 3.06(c);

(iv)

the Available Funds, for the following Distribution Date;

(v)

the Class Optimum Interest Distribution Amount for each Class of interest bearing Certificates for the following Distribution Date and the amount to be distributed on account of interest on each Class of interest-bearing Certificates for the following Distribution Date;

(vi)

the amount to be distributed and allocable to principal for each Class of Certificates for the following Distribution Date;

(vii)

the aggregate amount of Realized Losses indicating separately the amount of Special Hazard Losses, Fraud Losses and Bankruptcy Losses during the preceding calendar month;

(viii)

the amount of Bankruptcy Coverage Amount, Special Hazard Loss Coverage and the Fraud Loss Coverage Amount for the related Distribution Date;

(ix)

the Senior Percentage and Subordinate Percentage for the following Distribution Date;

(x)

the Senior Prepayment Percentage and Subordinate Prepayment Percentage for the following Distribution Date;

(xi)

the Pool Scheduled Principal Balance for the second following Distribution Date; and

(xii)

the Class Certificate Balance for each Class of Certificates after giving effect to the distribution to be made on the following Distribution Date and any adjustments to the Class Certificate Balances of such Certificates on such following Distribution Date as a result of Realized Losses; and

(b)

No later than each Distribution Date, the Trustee, based upon information supplied to it on the Loan Summary and Remittance Report, shall prepare and distribute to each Holder of a Certificate, the Rating Agency and the Master Servicer a statement setting forth:

(i)

 (a) the amount of such distribution to Holders of each Class of Certificates allocable to interest, any Class Unpaid Interest Shortfall for such Class included in such distribution and any remaining Class Unpaid Interest Shortfall for such Class after giving effect to such distribution and (b) the amounts of (v) Net Prepayment Interest Shortfall; (w) the amount of Prepayment Interest Shortfalls offset by Compensating Interest Payments; (x) the interest portion of Special Hazard Losses and Fraud Losses; (y) the interest portion of Debt Service Reductions and Deficient Valuations; and (z) Relief Act Reductions, in each case allocated to each Class on such Distribution Date;

(ii)

the amount of such distribution to Holders of each Class of Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein;

(iii)

the amount of any Monthly Advance pursuant to Section 4.02;

(iv)

the Class Certificate Balance of each Class of Certificates on such Distribution Date after giving effect to the distribution of principal and any adjustments to the Class Certificate Balances of such Certificates as a result of Realized Losses resulting from (a) Special Hazard Losses, (b) Deficient Valuations or Debt Service Reductions, (c) Fraud Losses and (d) Realized Losses not included in clauses (a) - (c) above, separately listing the amounts of adjustments resulting from each such category;

(v)

the Pool Scheduled Principal Balance of the Mortgage Loans for the following Distribution Date;

(vi)

the aggregate amount of Special Hazard Losses, Bankruptcy Losses and Fraud Losses during the preceding calendar month (separately stating the amount of principal reduction and interest reduction pursuant to Sections 5.02(b) and 5.02(c)) and the Special Hazard Loss Coverage Amount, Bankruptcy Coverage Amount and the Fraud Loss Coverage Amount for the following Distribution Date;

(vii)

the number and aggregate principal balances of Mortgage Loans delinquent as of the end of the previous month (a) one month, (b) two months and (c) three or more months and loans in foreclosure;

(viii)

the book value (within the meaning of 12 C.F.R. § 571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

(ix)

the amount of Realized Losses allocated to each such Class;

(x)

the Senior Percentage for the following Distribution Date and the Subordinate Percentage for the following Distribution Date;

(xi)

the Senior Prepayment Percentage for the following Distribution Date; and

(xii)

the Subordinate Prepayment Percentage for the following Distribution Date.

In the case of information furnished pursuant to subclauses (i), (ii) and (ix) above, the amounts shall be expressed as a dollar amount, per Certificate with a $1,000 denomination.

The Trustee will provide the above statement via the Trustee’s internet website.  The Trustee’s website will initially be located at www.jpmorgan.com/sfr and assistance in using the website can be obtained by calling the Trustee’s investor relations desk at 1-877-722-1095.  A paper copy of the above statement will also be made available upon request.

Within a reasonable period of time after the end of each calendar year, the Trustee shall mail to each Person who at any time during the calendar year was the Holder of a Regular Certificate, or Residual Certificate a statement containing the information set forth in subclauses (i) and (ii) above in the case of a Regular Certificateholder, in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code as from time to time in force.

The Master Servicer shall provide on an aggregate basis with respect to each Class of Certificates to enable the Trustee to deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and Master Servicer shall prepare and provide to the Trustee, and the Trustee shall forward to Certificateholders in the form so provided (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) as directed by the Master Servicer, such other reasonable information as the Master Servicer deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form 1066) (which information shall be forwarded to the Holders of the Certificates by the Master Servicer), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders’ gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC’s assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Master Servicer in its absolute discretion, that constitute qualifying real property loans under Section 593 of the Code, real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation Section 7.03 hereof, shall be interpreted to require the Master Servicer periodically to appraise the fair market values of the assets of the Trust or to indemnify the Trust or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Master Servicer’s initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

Section 5.05.

Tax Returns and Reports to Certificateholders.

(a)

For federal income tax purposes, the Trust shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

(b)

The Master Servicer shall prepare or cause to be prepared and shall deliver to the Trustee for signature, and the Trustee shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to the Trust containing such information at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the Trust and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby.  Within thirty (30) days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code.  Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code or state or local tax laws, regulations, or rules.

(c)

In the first federal income tax return of the Trust for its short taxable year ending December 31, 2003, REMIC status shall be elected for such taxable year and all succeeding taxable years.

(d)

The Trustee will maintain or cause to be maintained such records relating to the Trust, including but not limited to the income, expenses, assets and liabilities of the Trust, and the fair market value and adjusted basis of the Trust property and assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

Section 5.06.

Tax Matters Person.  The Tax Matters Person shall have the same duties with respect to the Trust as those of a “tax matters partner” under Subchapter C of Chapter 63 of Subtitle F of the Code.

Section 5.07.

Rights of the Tax Matters Person in Respect of the Trustee.  If the Tax Matters Person is other than the Trustee at any point (a) the Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties, (b) upon request, the Trustee shall furnish the Tax Matters Person with its most recent statement of condition publicly available, (c) the Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee’s services hereunder as the Tax Matters Person shall reasonably request and (d) the Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

Section 5.08.

REMIC Related Covenants. For as long as the Trust shall exist, the Trustee shall act in accordance herewith to assure continuing treatment of the REMIC and avoid the imposition of tax on the Trust.  In particular:

(a)

The Trustee shall not create, or permit the creation of, any “interests” in the Trust within the meaning of Code Section 860D(a)(2) other than the interests represented by the Trust, Regular Certificates and the Residual Certificates, respectively.

(b)

Except as otherwise provided in the Code, the Sponsor and the Master Servicer shall not grant and the Trustee shall not accept property unless (i) substantially all of the property held in the Trust constitutes either “qualified mortgages” or “permitted investments” as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to the REMIC after the start-up day unless such grant would not subject the Trust to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

(c)

The Trustee shall not accept on behalf of the Trust any fee or other compensation for services and shall not accept on behalf of the REMIC any income from assets other than those permitted to be held by a REMIC.

(d)

The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02 or 2.03), unless such sale is pursuant to a “qualified liquidation” as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

(e)

The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

Neither the Master Servicer nor the Trustee shall engage in a “prohibited transaction” (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Master Servicer and the Sponsor, the Trustee may engage in the activities otherwise prohibited by the foregoing clauses (b), (c) and (d), provided that the Master Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the Trust and will not disqualify the REMIC from treatment as a REMIC; and provided, that the Master Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

ARTICLE VI

The Certificates

Section 6.01.

The Certificates.  The Certificates shall be substantially in the forms attached hereto as exhibits.  The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

The Certificates shall be executed by manual or facsimile signature on behalf of the Trust by an authorized officer or signatory of the Trustee.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their countersignature.

Section 6.02.

Registration of Transfer and Exchange of Certificates.  The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any Certificates are so surrendered for exchange the Sponsor shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event of any such transfer (other than with respect to any pledge of the Seller’s or the Sponsor’s interest to a third party, provided that such third party does not attempt to register the related Certificate), (i) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Trustee or the Sponsor may require a written Opinion of Counsel substantially in the form of Exhibit L hereto (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Sponsor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or the Sponsor and (ii) the Trustee shall require the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J) acceptable to and in form and substance reasonably satisfactory to the Sponsor and the Trustee certifying to the Sponsor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Sponsor.  The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Sponsor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

If (x) (i) the Depository or the Sponsor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Sponsor is unable to locate a qualified successor, (y) the Sponsor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Class Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the “Definitive Certificates”) to Certificate Owners requesting the same.  Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates.  Neither the Master Servicer, the Sponsor nor the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions.  The Master Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made unless (x) the Trustee shall have received from the transferee of such Certificate in accordance with Exhibit I or Exhibit J, as applicable, in form and substance satisfactory to the Trustee, either (i) a representation letter to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person acquiring the Certificate for, on or behalf of or with the assets of, any such plan or arrangement (“Benefit Plan Investor”) or (ii) an Opinion of Counsel to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code, will not result in a non-exempt violation of any Similar Laws and will not subject the Sponsor, the Seller, the Trustee or the Master Servicer to any obligation in addition to those undertaken in this Agreement, or (y) in the case of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 or Class B-3 Certificates, a representation letter that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60.  Neither the representation letter nor the Opinion of Counsel shall be an expense of any of the above parties.  In the event the representations referred to in the preceding sentence are not furnished, such representations shall be deemed to have been made to the Trustee by the transferee’s acceptance of an ERISA-Restricted Certificate by any beneficial owner who purchases an interest in such Certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a Benefit Plan Investor is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of such Certificate shall be void and of no effect.

In the case of an ERISA-Restricted Certificate that is a Book-Entry Certificate, for purposes of clauses (i) or (ii) of the first sentence of the preceding paragraph, such representations shall be deemed to have been made to the Trustee by the transferee’s acceptance of such ERISA-Restricted Certificate that is also a Book-Entry Certificate (or the acceptance by a Certificate Owner of the beneficial interest in such Certificate).

Neither the Trustee nor the Sponsor shall have any liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.  In addition, neither the Trustee nor the Sponsor shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any ERISA-Restricted Certificate in the form of a Book-Entry Certificate, and neither the Trustee nor the Sponsor shall have any liability for transfers of Book-Entry Certificates or any interests therein made in violation of the restrictions on transfer described in this Agreement.

Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Sponsor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(ii)

No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

(iii)

No Ownership Interest in a Residual Certificate may be transferred without the express written consent of the Trustee.  In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall as a condition to such consent, require delivery to it, in form and substance satisfactory to it, of each of the following:

(A)

an affidavit in the form of Exhibit I hereto from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

(B)

a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificates.

(iv)

Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee.  If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate.  The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was not registered upon the express written consent of the Trustee.  The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate.  Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

(v)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Residual Certificate or any other Person having an Ownership Interest therein, to notify the Underwriter to arrange for the sale of such Residual Certificate.  The proceeds of such sale, net of commissions (which may include commissions payable to the Trustee or its affiliates), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Residual Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Residual Certificate may be liable for any amount due under this Section 6.02 or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim.  The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee, and it shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

(vi)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Master Servicer will provide to the Internal Revenue Service, and to the persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

The foregoing provisions of Section 6.02 shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee, (i) written notification from the Rating Agency that the removal of the restrictions on Transfer set forth in this Section 6.02 will not cause the Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the Trust to fail to qualify as a REMIC.

No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

All Certificates surrendered for transfer and exchange shall be disposed of by the Certificate Registrar in accordance with its standard procedures.

Section 6.03.

Mutilated, Destroyed, Lost or Stolen Certificates.  If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee, the Sponsor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding.  Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith.  Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 6.04.

Persons Deemed Owners.  Prior to due presentation of a Certificate for registration of transfer, the Sponsor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Sponsor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and neither the Sponsor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

ARTICLE VII

The Sponsor and the Master Servicer

Section 7.01.

Respective Liabilities of the Sponsor and the Master Servicer.  The Sponsor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Sponsor and the Master Servicer herein.  By way of illustration and not limitation, the Sponsor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 3.16 or Section 8.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 7.02.

Merger or Consolidation of the Sponsor or the Master Servicer.  The Sponsor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

Any Person into which the Sponsor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Sponsor or the Master Servicer shall be a party, or any Person succeeding to the business of the Sponsor or the Master Servicer, shall be the successor of the Sponsor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

Section 7.03.

Limitation on Liability of the Sponsor, the Master Servicer and Others.  Neither the Sponsor, the Master Servicer nor any of the directors, officers, employees or agents of the Sponsor or of the Master Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Sponsor, the Master Servicer or any such person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The Sponsor, the Master Servicer and any director, officer, employee or agent of the Sponsor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Sponsor, the Master Servicer and any director, officer, employee or agent of the Sponsor or the Master Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  Neither the Sponsor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Sponsor or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust, and the Sponsor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Certificate Account as provided by Section 3.06.

Section 7.04.

Sponsor and Master Servicer Not to Resign.  Subject to the provisions of Section 7.02, neither the Sponsor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon (a) appointment of a successor servicer and receipt by the Trustee of a letter from the Rating Agency that such resignation and appointment will not result in the downgrading of the Certificates or (b) determination that its duties hereunder are no longer permissible under applicable law.  Any such determination permitting the resignation of the Sponsor or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.  No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer’s responsibilities and obligations in accordance with Section 8.05 hereof.

Section 7.05.

Master Servicer May Pledge Servicing Rights.  Subject to Section 7.04, the Master Servicer may pledge its rights hereunder upon receipt by the Trustee of a letter from the Rating Agency that any such pledge shall not result in the downgrading of the Certificates.

ARTICLE VIII

Default

Section 8.01.

Events of Default.  If any one of the following events (“Events of Default”) shall occur and be continuing:

(i)

Any failure by the Master Servicer to deposit amounts in the Certificate Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement which continues unremedied for a period of five (5) days; or

(ii)

Failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Voting Rights; or

(iii)

The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master Servicer, or for the winding up or liquidation of the Master Servicer’s affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(iv)

The consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors in connection with any insolvency or reorganization proceeding, or voluntarily suspend payment of its obligations; or

(v)

the failure of the Master Servicer to remit the Monthly Advance required to be remitted pursuant to Section 4.02 which failure continues unremedied for a period of two Business Days after the date upon which notice of such failure shall have been given to the Master Servicer by the Trustee.

then, and in each and every such case (except an Event of Default described in clause (v)), so long as an Event of Default shall not have been remedied by the Master Servicer, either the Trustee or the Holders of Certificates evidencing not less than 51% of all Voting Rights may by notice then given in writing to the Master Servicer, terminate all of the rights and obligations of the Master Servicer as master servicer under this Agreement.  If an Event of Default described in clause (v) hereof shall occur, the Trustee shall, by notice to the Master Servicer, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and shall make, as successor Master Servicer, on the related Distribution Date, the Monthly Advance which the Master Servicer failed to make.  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it.  The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Master Servicer in the Certificate Account or thereafter received by the Master Servicer with respect to the Mortgage Loans.

Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agency.

Section 8.02.

Remedies of Trustee.  During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce its rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith).  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 8.03.

Directions by Certificateholders and Duties of Trustee During Event of Default.  During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Voting Rights may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement, provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Master Servicer or any successor servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

Section 8.04.

Action upon Certain Failures of the Master Servicer and upon Event of Default.  In the event that the Trustee shall have knowledge of any failure of the Master Servicer specified in Section 8.01(i) or (ii) which would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholder’s best interest, give notice thereof to the Master Servicer.  In the event that the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

Section 8.05.

Trustee to Act; Appointment of Successor.

(a)

On and after the time the Master Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof.  Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement, including but not limited to Section 4.02 herein, be construed to require the Trustee, acting in its capacity as successor to the Master Servicer in its obligation to make Monthly Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable.  As compensation therefore, the Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given.  Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that any such institution appointed as successor Master Servicer shall not as evidenced in writing by the Rating Agency adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the Master Servicer.  Pending appointment of a successor to the Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided.  In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder.  The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

(b)

Any successor, including the Trustee, to the Master Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.08.

Section 8.06.

Notification to Certificateholders.  Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agency.

ARTICLE IX

The Trustee

Section 9.01.

Duties of Trustee.

(a)

The Trustee, except during the continuance of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee.  During the continuance of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor’s own affairs.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Master Servicer or the Sponsor to the Trustee pursuant to this Agreement.

(b)

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

This paragraph shall not be construed to limit the effect of paragraph (a) of this Section 9.01;

(ii)

The Trustee and co-trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03 hereof;

(iii)

For all purposes under this Agreement, the Trustee shall not be deemed to have notice, of any event described in Section 8.01(ii) through (v) unless a Responsible Officer assigned to and working in the Trustee’s corporate trust division has actual knowledge thereof or unless written notice of any event is received at the Corporate Trust Office, and such notice references the Certificates and this Agreement;

(iv)

No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement;

(v)

The Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

(vi)

The Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust other than from funds available in the Certificate Account or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

Section 9.02.

Certain Matters Affecting the Trustee.  Except as otherwise provided in Section 9.01:

(i)

The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditor or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

The Trustee may consult with counsel of its selection and the advice of any such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

The Trustee and any co-trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv)

Unless an Event of Default has occurred and is continuing of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than 50% of all Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding.  The reasonable expense of every such examination shall be an expense of the Trust;

(v)

The Trustee and any co-trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee and any co-trustee shall not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed with due care by it hereunder; and

(vi)

The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

(vii)

The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

(viii)

The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder.

Section 9.03.

Trustee Not Liable for Certificates.  The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation under the laws of the State of New York, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law).  The Trustee shall not be accountable for the use or application by the Sponsor of funds paid to the Sponsor in consideration of the assignment of the Mortgage Loans hereunder by the Sponsor, or for the use or application of any funds paid to Sub-Servicers or the Master Servicer in respect of the Mortgage Loans or deposited into the Certificate Account by the Master Servicer.

Section 9.04.

Trustee May Own Certificates.  The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Master Servicer, any Sub-Servicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

Section 9.05.

Eligibility Requirements for Trustee.  The Trustee hereunder shall at all times be (i) an institution the deposits of which are fully insured by the FDIC and (ii) a corporation or national banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and, with respect to every successor trustee hereunder except as pursuant to Section 9.08 or (iii) an institution whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates.  The Trustee shall not be an affiliate of the Sponsor or the Master Servicer.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

Section 9.06.

Resignation and Removal of Trustee.  The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer and mailing a copy of such notice to all Holders of record.  The Trustee shall also mail a copy of such notice of resignation to the Rating Agency.  Upon receiving such notice of resignation, the Master Servicer shall use its best efforts to promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.  If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

If at any time the Trustee shall cease to be eligible in accordance with the provision of Section 9.05 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

The Holders of Certificates evidencing not less than 50% of all Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Master Servicer and the Trustee; the Master Servicer shall thereupon use its best efforts to appoint a successor trustee in accordance with this Section.

Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.07.

Section 9.07.

Successor Trustee.  Any successor trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein.  The predecessor trustee shall duly assign, transfer, deliver and pay over to the successor trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.

No successor trustee shall accept appointment as provided in this Section 9.07 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 9.05.

Upon acceptance of appointment by a successor trustee as provided in this Section 9.07, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agency.  If the Master Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

Section 9.08.

Merger or Consolidation of Trustee.  Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.09.

Appointment of Co-Trustee or Separate Trustee.  Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons; in such capacity, such title to the Trust, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.  If the Master Servicer shall not have joined in such appointment within 10 days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.05 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07 hereof.

In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustee and co-trustee, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

Section 9.10.

Authenticating Agents.  The Trustee may appoint one or more authenticating agents (“Authenticating Agents”) which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates.  Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee’s certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or national banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

Any corporation or national banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or national banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer.  The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer.  Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders.  Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

Section 9.11.

Trustee’s Fees and Expenses.  The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date.  The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (including reasonable attorney’s fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, or (c) the performance of any of the Trustee’s duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee’s duties hereunder and (ii) resulting from any error in any tax or information return prepared by the Master Servicer.  Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.  Without limiting the foregoing, the Master Servicer covenants and agrees, except as otherwise agreed upon in writing by the Sponsor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee’s negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any, accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates).  Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar, Tax Matter’s Person or Paying Agent hereunder.  Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 9.12.

Tax Returns.  The Trustee will prepare any federal, state and local income or franchise tax or information returns of the Trust including returns for the REMIC and shall file or cause to be filed such returns.

ARTICLE X

Termination

Section 10.01.

Termination upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.  Subject to Section 10.02, the respective obligations and responsibilities of the Seller, the Sponsor, the Master Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date, the obligations of the Master Servicer to send certain notices as hereinafter set forth and pursuant to Sections 9.11 and 9.12 hereof and the obligation of the Master Servicer pursuant to Section 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust at a price equal to the sum of (A) 100% of the Scheduled Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which title to the underlying Mortgaged Property has been acquired and whose fair market value is included pursuant to clause (B) below), (B) the fair market value of such acquired property (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X) and (C) any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month’s interest at the related Mortgage Interest Rate (net of the related Master Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which title to the underlying Mortgaged Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (a) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and (b) October 25, 2033.

The right of the Master Servicer to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Scheduled Principal Balance as of the Final Distribution Date being less than 10 percent of the Cut-off Date Pool Principal Balance.  If such right is exercised, the Master Servicer shall provide to the Trustee the certification required by Section 3.11 and the Trustee shall, promptly following payment of the purchase price, release to the purchaser the Mortgage Files pertaining to the Mortgage Loans being purchased.

Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Master Servicer (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.  If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders.  In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Certificates, the Class Certificate Balance thereof plus accrued interest thereon in the case of an interest bearing Certificate and (ii) as to the Class R Certificates, the amount, if any, which remains on deposit in the Certificate Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

In the event that all of the Certificateholders shall not surrender their Certificates for final payment cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Trustee Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Master Servicer (if it exercised its right to purchase the assets of the Trust) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

Section 10.02.

Additional Termination Requirements.

(a)

In the event the Master Servicer exercises its purchase option as provided in Section 10.01 the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on “prohibited transactions” of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)

Within 90 days prior to the Final Distribution Date set forth in the notice given by the Master Servicer under Section 10.01, the holders of 100% of the aggregate Percentage Interests evidenced by the Residual Certificates shall adopt a plan of complete liquidation of the Trust; and

(ii)

At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust to the Master Servicer for cash.

(b)

By their acceptance of the Residual Certificates, the Holders thereof hereby agree to adopt such a plan of complete liquidation upon the written request of the Master Servicer and to take such other action in connection therewith as may be reasonably requested by the Master Servicer.

ARTICLE XI

Miscellaneous Provisions

Section 11.01.

Amendment.  This Agreement may be amended from time to time by the Sponsor, the Seller, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein or therein, as the case may be, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust as a REMIC or (iv) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that (x) as evidenced by an Opinion of Counsel in each case such action shall not, adversely affect in any material respect the interests of any Certificateholder, (y) in each case, such action is necessary or desirable to maintain the qualification of the Trust as a REMIC or shall not adversely affect such qualification and (z) if the opinion called for in clause (x) cannot be delivered with regard to an amendment pursuant to clause (iii) above, such amendment is necessary to maintain the qualification of the Trust as a REMIC; and provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from the Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

This Agreement may also be amended from time to time by the Sponsor, the Seller, the Master Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing not less than 66 2/3% of all Voting Rights, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation.

Prior to executing any amendment, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.

Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to the Rating Agency.

It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

Section 11.02.

Recordation of Agreement.  This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03.

Limitation on Rights of Certificateholders.  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of all Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.

Governing Law.  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05.

Notices.  All demands, notices and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee shall be deemed effective upon receipt) to (a) in the case of the Sponsor, GreenPoint Mortgage Securities Inc., 100 Wood Hollow Drive, Novato, California 94945, Attention:  Nathan Hieter; (b) in the case of the Master Servicer and Seller, GreenPoint Mortgage Securities Inc., 100 Wood Hollow Drive, Novato, California 94945, Attention:  Darren Nelson; (c) in the case of the Trustee, JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York, 10004, Attention:  Institutional Trust Services – Structured Finance Services – GMSI 2003-1 and (d) in the case of the S&P, Standard & Poor’s, 55 Water Street, 41st Floor, New York, New York 10041, Attention:  Residential Mortgage Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.  Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.

Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.07.

Certificates Nonassessable and Fully Paid.  It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to Section 6.01 are and shall be deemed fully paid.

Section 11.08.

Access to List of Certificateholders.  The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

If three or more Certificateholders (hereinafter referred to as “applicants”) apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee.  If such a list is as of a date more than 90 days prior to the date of receipt of such applicants’ request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

IN WITNESS WHEREOF, the Sponsor, the Master Servicer, the Seller and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

GREENPOINT MORTGAGE SECURITIES INC.

  as Sponsor

By:___________________________________

Name:

Title:

GREENPOINT MORTGAGE FUNDING, INC.

  as Seller and Master Servicer

By:___________________________________

Name:

Title:

JPMORGAN CHASE BANK

  as Trustee

By:___________________________________

Name:

Title:

State of California

)

) ss.:

County of Marin

)

On the __th day of August 2003, before me, a notary public in and for the State of California, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he is a ___________ of GreenPoint Mortgage Securities Inc., one of the parties that executed the foregoing instrument; and that s/he signed their name thereto by order of the Board of Directors of said corporation.

_________________________

Notary Public

[Notarial Seal]

State of California

)

) ss.:

County of Marin

)

On the __th day of August 2003, before me, a notary public in and for the State of California, personally appeared __________________, known to me who, being by me duly sworn, did depose and say that s/he is a ___________________ of GreenPoint Mortgage Funding, Inc., one of the parties that executed the foregoing instrument; and that s/he signed their name thereto by order of the Board of Directors of said corporation.

_________________________

Notary Public

[Notarial Seal]

State of New York

)

) ss.:

County of New York

)

On the __th day of August 2003, before me, a notary public in and for the State of New York, personally appeared ____________________, known to me who, being by me duly sworn, did depose and say that s/he is a __________________ of JPMorgan Chase Bank, one of the parties that executed the foregoing instrument; and that s/he signed their name thereto by order of the Board of Directors of such banking corporation.

_________________________

Notary Public

[Notarial Seal]

EXHIBIT A

FORM OF SENIOR CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF AN ENTITY REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

Certificate No.:

CUSIP No.:

Class A-1 Certificate

Date of Pooling and Servicing

Agreement and Cut-Off Date:

Pass-Through Rate:

August 1, 2003

Variable

First Distribution Date:

Initial Certificate Balance of

September 25, 2003

all Class A-1 Certificates:

$

Last Scheduled

Initial Certificate Balance of this

Distribution Date:

Certificate:

October 25, 2033

$

GREENPOINT MORTGAGE SECURITIES INC.,

GREENPOINT MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,

SERIES 2003-1

evidencing a percentage interest in the distributions allocable to the Certificates specified above from payments on and proceeds of a pool (the “Pool”) of adjustable rate, one- to four-family first mortgage loans formed and sold by

GREENPOINT MORTGAGE SECURITIES INC.

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by GreenPoint Mortgage Securities Inc., GreenPoint Mortgage Funding, Inc., or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

THIS CERTIFIES THAT CEDE & Co. is the registered owner of the pro rata share evidenced by this Certificate in certain monthly distributions on the Certificates specified above from payments on and proceeds of the assets contained in the Pool consisting of a pool of adjustable rate one- to four-family first mortgage loans (the “Mortgage Loans”).  The Pool was created pursuant to a Pooling and Servicing Agreement dated as specified above (the “Agreement”) among GreenPoint Mortgage Securities Inc., as sponsor (the “Sponsor”), GreenPoint Mortgage Funding, Inc., as master servicer and seller (in such capacities, the “Master Servicer” and the “Seller”), and JPMorgan Chase Bank, as Trustee (the “Trustee”).  To the extent not defined herein, the capitalized term-is used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, of an amount equal to the pro rata share evidenced by this Certificate of the aggregate amount required to be distributed to Holders of Certificates specified above pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Certificateholder entitled to receive a distribution on such Distribution Date at a bank or other depository institution having appropriate wire transfer facilities, or, upon written request by a Certificateholder, by check mailed to the Person entitled thereto at the address appearing in the Certificate Register, or by such other means of payment as such Person and the Trustee shall agree.  Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by any authorized signatory of the Trustee.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

JPMORGAN CHASE BANK, not in its individual

capacity, but solely as Trustee

By:______________________________

Name:

Title:

Countersigned:

By____________________________

Authorized Signatory of the

Trustee, as defined herein

EXHIBIT B

FORM OF RESIDUAL CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE IS NOT TREATED AS INDEBTEDNESS OF THE TRUST FOR FEDERAL INCOME TAX PURPOSES.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR A PERSON ACQUIRING SUCH CERTIFICATE FOR, ON BEHALF OF OR WITH THE ASSETS OF SUCH A PLAN OR ARRANGEMENT (“BENEFIT PLAN INVESTOR”) OR (II)  AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A BENEFIT PLAN INVESTOR IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO DISTRIBUTIONS IN RESPECT OF PRINCIPAL OR INTEREST.

[THIS CERTIFICATE REPRESENTS A “TAX MATTERS PERSON RESIDUAL INTEREST” ISSUED UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE MASTER SERVICER UNDER SUCH AGREEMENT.]

Certificate No.:

Percentage Interest of this

Residual Certificate:  __%

Residual Certificate

Date of Pooling and Servicing

Agreement and Cut-Off Date:

First Distribution Date:

August 1, 2003

September 25, 2003

GREENPOINT MORTGAGE SECURITIES INC.,

GREENPOINT MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,

SERIES 2003-1

evidencing a percentage interest in the distributions allocable to the Class of Certificates specified above from payments on and proceeds of a pool (the “Pool”) of adjustable rate, one- to four-family first mortgage loans formed and sold by

GREENPOINT MORTGAGE SECURITIES INC.

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by GreenPoint Mortgage Securities Inc., GreenPoint Mortgage Funding, Inc., or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

THIS CERTIFIES THAT _______________ is the registered owner of the pro rata share evidenced by this Certificate in certain monthly distributions on the Certificates specified above from payments on and proceeds of the assets contained in the Pool consisting of a pool of adjustable rate one- to four-family first mortgage loans (the “Mortgage Loans”).  The Pool was created pursuant to a Pooling and Servicing Agreement dated as specified above (the “Agreement”) among GreenPoint Mortgage Securities Inc., as sponsor (the “Sponsor”), GreenPoint Mortgage Funding, Inc., as master servicer and seller (in such capacities, the “Master Servicer” and the “Seller”), and JPMorgan Chase Bank, as Trustee (the “Trustee”).  The Trust will consist primarily of one asset pool, with respect to which an election will be made to treat it as a real estate mortgage investment conduit (a “REMIC”) for federal income tax purposes.  The Residual Certificates will constitute “residual interests” in the Pool.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the “Record Date”), in an amount equal to the pro rata share evidenced by this Certificate of the aggregate amount required to be distributed to Holders of Certificates of the Class specified above pursuant to the Agreement.

Distributions, if any, on this Certificate will be made by wire transfer in immediately available funds to the account of the Certificateholder entitled to receive a distribution on such Distribution Date at a bank or other depository institution having appropriate wire transfer facilities, or, upon written request by a Certificateholder, by check mailed to the Person entitled thereto at the address appearing in the Certificate Register, or by such other means of payment as such Person and the Trustee shall agree.  Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

Pursuant to Section 6.02 of the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received from the transferee of such ERISA-Restricted Certificate, in form and substance satisfactory to the Trustee either (i) a representation letter to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person acquiring such Certificate for, on behalf of or with the assets of any such plan or arrangement (“Benefit Plan Investor”) or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Sponsor, the Seller, the Trustee or the Master Servicer to any obligation in addition to those undertaken in this Agreement.  Neither the representation letters nor the Opinion of Counsel shall be an expense of any such parties or the Trust.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trustee by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a Benefit Plan Investor is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Neither this Certificate nor any Ownership Interest herein may be transferred and any proposed transferee hereof shall not become the registered Holder hereof, without the express written consent of the Trustee.  In connection with any proposed transfer of any Ownership Interest, the Trustee shall as a condition to such consent require delivery to it, and the proposed transferee shall deliver to the Trustee, (i) an affidavit (a “Transfer Affidavit”) of the proposed transferee (in the form of Exhibit I to the Agreement) representing and warranting that such transferee is a Permitted Transferee (as defined in the Agreement), that it is not acquiring its Ownership Interest that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee and (ii) a covenant of the proposed transferee that it will abide by the transfer restrictions applicable to the Residual Certificates set forth in the Agreement.

A Permitted Transferee is any Person other than (i) the United States or any State or any political subdivision of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers’ cooperatives described in Code Section 521)), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C) and (v) any other Person so designated by the Master Servicer based on an Opinion of Counsel to the effect that any Transfer to such Person may cause the Pool or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such Transfer.  The terms “United States”, “State” and “international organization” shall have the meanings set forth in Code Section 7701 or successor provisions.

Any purported transfer of a Residual Certificate in violation of the restriction on transfer will be null and void and vest no rights in the purported transferee.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by any authorized signatory of the Trustee.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee

By:______________________________

Name:

Title:

Countersigned:

By____________________________

Authorized Signatory of the

Trustee, as defined herein

EXHIBIT C

RESERVED

EXHIBIT D

FORM OF SUBORDINATE CERTIFICATES

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF REGULAR CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

[FOR CLASS B CERTIFICATES:  THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

PURSUANT TO SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFEREED TO HEREIN, AN ERISA RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR A PERSON ACQUIRING SUCH CERTIFICATE FOR, ON BEHALF OF OR WITH THE ASSETS OF SUCH A PLAN OR ARRANGEMENT (“BENEFIT PLAN INVESTOR”) OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A BENEFIT PLAN INVESTOR IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

CUSIP No.:

Class [M-] [B- ] Certificate

Pass-Through Rate:

Date of Pooling and Servicing

Variable

Agreement and Cut-Off Date:

August 1, 2003

Initial Certificate Balance

of all Class [M-] [B-] Certificates:

First Distribution Date:

$

September 25, 2003

Initial Certificate Balance

Last Scheduled

of this Certificate:

Distribution Date:

$

October 25, 2033

GREENPOINT MORTGAGE SECURITIES INC.,

GREENPOINT MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,

SERIES 2003-1

evidencing a percentage interest in the distributions allocable to the Certificates specified above from payments on and proceeds of a pool (the “Pool”) of adjustable rate, one- to four-family first mortgage loans formed and sold by

GREENPOINT MORTGAGE SECURITIES INC.

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by GreenPoint Mortgage Securities Inc., GreenPoint Mortgage Funding, Inc., or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

THIS CERTIFIES THAT _______________ is the registered owner of the pro rata share evidenced by this Certificate in certain monthly distributions on the Certificates specified above from payments on and proceeds of the assets contained in the Pool consisting of a pool of adjustable rate one- to four-family first mortgage loans (the “Mortgage Loans”).  The Pool was created pursuant to a Pooling and Servicing Agreement dated as specified above (the “Agreement”) among GreenPoint Mortgage Securities Inc., as sponsor (the “Sponsor”), GreenPoint Mortgage Funding, Inc., as master servicer and seller (in such capacities, the “Master Servicer” and the “Seller”), and JPMorgan Chase Bank, as Trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, of an amount equal to the pro rata share evidenced by this Certificate of the aggregate amount required to be distributed to Holders of Certificates specified above pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account of the Certificateholder entitled to receive a distribution on such Distribution Date at a bank or other depository institution having appropriate wire transfer facilities, or, upon written request by a Certificateholder, by check mailed to the Person entitled thereto at the address appearing in the Certificate Register, or by such other means of payment as such Person and the Trustee shall agree.  Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

[For Class B Certificates:  No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Seller, the Master Servicer or the Sponsor.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Sponsor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

Pursuant to Section 6.02(b) of the Agreement, no transfer of an ERISA Restricted Certificate shall be made unless the Trustee shall have received either (x) from the transferee of such ERISA Restricted Certificate, in form and substance satisfactory to the Trustee either (i) a representation letter to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person acquiring such Certificate for, on behalf of or with the assets of any such plan or arrangement (“Benefit Plan Investor”) or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Sponsor, the Seller, the Trustee or the Master Servicer to any obligation in addition to those undertaken in this Agreement or (y) a representation letter that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60.  Neither the representation letters nor the Opinion of Counsel shall be an expense of any such parties or the Trust.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trustee by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a Benefit Plan Investor is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by any authorized signatory of the Trustee.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

JPMORGAN CHASE BANK, not in its individual

capacity, but solely as Trustee

By:______________________________

Name:

Title:

Countersigned:

By____________________________

Authorized Signatory of the

Trustee, as defined herein

EXHIBIT E

FORM OF REVERSE OF MORTGAGE PASS-THROUGH CERTIFICATE

SERIES 2003-1

This Certificate is one of a duly authorized issue of Certificates designated GreenPoint Mortgage Securities Inc., GreenPoint Mortgage-Backed Pass-Through Certificates (the “Certificates”), Series 2003-1, and representing a beneficial ownership interest in (i) the Mortgage Loans, and the proceeds thereof, (ii) property acquired by the Pool by foreclosure or deed in lieu of foreclosure or otherwise, and (iii) the interest of the Certificateholders in any insurance policies in respect of the Mortgage Loans.

The Certificates are limited in right of payment to certain payments on, and collections in respect of, the Mortgage Loans, all as more specifically set forth in the Agreement. Each Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Sponsor, the Master Servicer, the Trustee and the Seller and the rights of the Certificateholders under the Agreement at any time by the Sponsor, the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected thereby evidencing interests aggregating not less than 66-2/3% of all Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency of the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Percentage Interest in the Pool will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Sponsor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Sponsor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Sponsor, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement and the Pool created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon the earlier of (a) the repurchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Pool at a price determined as provided in the Agreement, (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Pool or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan, or (c) October 25, 2033.  The exercise of the right of the Master Servicer to repurchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates, the right of the Master Servicer to repurchase being subject to the Pool Scheduled Principal Balance of the Mortgage Loans at the time of repurchase being less than ten percent of the aggregate of the Cut-Off Date Pool Scheduled Principal Balance of such Mortgage Loans.

This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

                                                                                                                                                           .

(Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Pool.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

_________________________________________

Signature by or on behalf of assignor

_________________________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

                                                                                                                                                           .

for the account of

account number _______________, or, if mailed by check, to

                                                                                                                                                           .

Applicable statements should be mailed to

                                                                                                                                                           .

This information is provided by                                                                                            ,

the assignee named above, or                                                                                                       , as

its agent.

EXHIBIT F

MORTGAGE LOAN SCHEDULE

[On file with the Trustee]

EXHIBIT G

FORM OF CERTIFICATION TO BE

PROVIDED TO THE SPONSOR BY THE MASTER SERVICER

PURSUANT TO SECTION 3.17(d)

Re:

GreenPoint Mortgage Securities Inc.,

GreenPoint Mortgage-Backed Pass-Through Certificates, Series 2003-1

I, [identify the certifying individual], a [title] of [Master Servicer], as Master Servicer, hereby certify to GreenPoint Mortgage Securities Inc., (the “Sponsor”), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

I am responsible for reviewing the activities performed by the Master Servicer under the Pooling and Servicing Agreement and based upon the review required under the Pooling and Servicing Agreement, and except as disclosed in the report, the Master Servicer has fulfilled its obligations under the servicing agreement;

2.

The Master Servicer has disclosed to its certified public accountants all significant deficiencies relating to the servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Pooling and Servicing Agreement; and

3.

Based on my knowledge, the servicing information required to be provided by the Master Servicer under the Pooling and Servicing Agreement has been provided to the trustee.

Date:  _____________________

[Master Servicer]

as Master Servicer

By:  ________________________________

Name:

Title:

EXHIBIT H

REQUEST FOR RELEASE OF DOCUMENTS

[              ]

[           ]

PARTICIPANT NAME AND ADDRESS

DATE:

[            ]

IN CONNECTION WITH THE ADMINISTRATION OF THE POOL OF MORTGAGES HELD BY YOU IN CUSTODY FOR [ ], THE UNDERSIGNED PARTICIPANT REQUESTS THE RELEASE OF MORTGAGE DOCUMENTS DESCRIBED BELOW FOR THE REASON INDICATED.

MORTGAGOR’S NAME, ADDRESS AND ZIP CODE

LOAN NO.

POOL ID

ORIGINAL MORTGAGE AMOUNT

$ ___________

DATE OF ORIGINAL MORTGAGE

 ____________

INITIAL INTEREST RATE

 ____________

PAID THROUGH DATE.

 ____________

_________________________________________________________________________________________________________

REASON FOR REQUESTING DOCUMENTS

AMOUNT

SETTLEMENT DATE

[ ] MORTGAGE PAID IN FULL

$__________

___________________

[ ] FORECLOSURE

$__________

___________________

[ ] EXHIBITS ATTACHED FOR SUBSTITUTION

$__________

___________________

[ ] OTHER (explain)___________________

$__________

___________________

_________________________________________________________________________________________________________

WE CERTIFY THAT ALL AMOUNTS RECEIVED OR TO BE RECEIVED IN CONNECTION WITH SUCH PAYMENT WHICH ARE REQUIRED TO BE CREDITED TO THE PROTECTED ACCOUNT OR DEPOSITED TO THE CERTIFICATE ACCOUNT HAVE BEEN OR, WITHIN TWO BUSINESS DAYS, RECEIPT OF SUCH PAYMENT WILL BE CREDITED OR DEPOSITED.

_________________________________________________________________

_______________

SIGNATURE

DATE

_________________________________________________________________

PARTICIPANT AUTHORIZED SIGNATURE

_________________________________________________________________

CUSTODIAN’S RELEASE AUTHORIZATION

_________________________________________________________________

_______________

NAME AND TITLE

SIGNATURE

DATE

_________________________________________________________________________________________________________

TO CUSTODIAN:  PLEASE ACKNOWLEDGE BELOW BY YOUR SIGNATURE THE EXECUTION OF THE ABOVE REQUEST. YOU MUST RETAIN THIS FORM FOR YOUR FILES. A COPY OF THIS FORM, SIGNED AND DATED BY YOU, SHALL BE FORWARDED TO:

[            ]

DOCUMENT RETURNED TO CUSTODY:

_______________________________________

_________________

SIGNATURE

DATE

EXHIBIT I

FORM OF TRANSFER AFFIDAVIT OF RESIDUAL CERTIFICATES

STATE OF

)

) ss.:

COUNTY OF

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is an officer of ______________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the “Certificate”) issued pursuant to Pooling and Servicing Agreement dated as of August 1, 2003 (the “Agreement”) among the GreenPoint Mortgage Securities Inc., as sponsor (in such capacity, the “Sponsor), GreenPoint Mortgage Funding, Inc., as seller (in such capacity, the “Seller”) and as master servicer (in such capacity, the “Master Servicer”), and JPMorgan Chase Bank, as trustee (in such capacity, the “Trustee”).  Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement.  The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2.

The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee.  The Transferee is acquiring its Ownership Interest in the Certificate for its own account.  The Transferee has no knowledge that any such affidavit is false.

3.

The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

4.

The Transferee has been advised of, and understands that a tax will be imposed on a “pass-through entity” holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity.  The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false.  (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5.

The Transferee has reviewed the provisions of Section 6.02 of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales.  The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate.  The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6.

The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee.

7.

The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

8.

The Transferee’s taxpayer identification number is [_____________].

9.

The Transferee is a United States Person.

10.

The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

11.

In accordance with Revenue Procedure 2001-12, I.R.B. 2001-2,

(a)

the consideration paid to the Transferee for accepting the Class R Certificates is greater than the present value of the anticipated net federal income taxes and tax benefits (“Tax Liability Present Value”) associated with owning such Certificates, with such present value computed suing a discount rate equal to the “applicable federal rate” prescribed by Section 1274 of the Internal Revenue Code as of the date hereof (with all applicable computations done in accordance with Rev. Proc. 2001-12) or, to the extent it is not, if the Transferee has asserted that it regularly borrows, in the ordinary course of its trade or business, substantial funds from unrelated third parties at a lower interest rate than such applicable federal rate and the consideration paid to the Transferee is greater than the Tax Liability Present Value using such lower interest rate as the discount rate, the transactions with the unrelated third party lenders, the interest rate or rates, the date or dates of such transactions, and the maturity dates or, in the case of adjustable rate debt instruments, the relevant adjustment dates or periods, with respect to such borrowings, are accurately stated in Exhibit A to this letter; or

(b)

the Transferee (i) is an “eligible corporation” as defined in Section 860L(a)(2) of the Internal Revenue Code, as to which the income of Class R Certificates will only be subject to taxation in the United States, (ii) has, and has had in each of its two preceding fiscal years, gross assets for financial reporting purposes (excluding any obligation of a person related to the transferee within the meaning of Section 860L of the Internal Revenue Code) in excess of $100 million and net assets of $10 million, and (iii) hereby agrees only to transfer the Certificate to another corporation meeting the criteria set forth in this letter.

12.

That the Owner:

(a) is not an employee benefit plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”), or any other person purchasing any Certificate for, on behalf of or with the assets of any such plan or arrangement; or

(b) provides an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of an ERISA-Restricted Certificate for, on behalf of or with the assets of such plan or arrangement will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Sponsor, the Seller, the Trustee or the Master Servicer to any obligation in addition to those undertaken in this Agreement.

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this __ day of _______, 20__ .

________________________________

  Print Name of Transferee

By:  ____________________________

Name:

Title:

[Corporate Seal]

ATTEST:

______________________________

[Assistant] Secretary

Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be the of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this day __of _________, 20__.

___________________________________

NOTARY PUBLIC

My Commission expires the __ day of

_________, 20  .

EXHIBIT 1

Certain Definitions from Article I of the Agreement

Certain Definitions

“Ownership Interest”: As to any Residual Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

“Permitted Transferee”: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any State thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224, and (vi) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.  The terms “United States,” “State” and “International Organization” shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

“Person”: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

“Transfer”: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

“Transferee”: Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

EXHIBIT 2

Section 6.02 of the Agreement

The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any Certificates are so surrendered for exchange the Sponsor shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event of any such transfer (other than with respect to any pledge of the Seller’s or the Sponsor’s interest to a third party, provided that such third party does not attempt to register the related Certificate), (i) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Trustee or the Sponsor may require a written Opinion of Counsel substantially in the form of Exhibit L hereto (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Sponsor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or the Sponsor and (ii) the Trustee shall require the transferee to execute an investment letter (in substantially the form attached hereto as Exhibit J) acceptable to and in form and substance reasonably satisfactory to the Sponsor and the Trustee certifying to the Sponsor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Sponsor.  The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Sponsor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

If (x) (i) the Depository or the Sponsor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Sponsor is unable to locate a qualified successor, (y) the Sponsor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Class Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the “Definitive Certificates”) to Certificate Owners requesting the same.  Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates.  Neither the Master Servicer, the Sponsor nor the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions.  The Master Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made unless (x) the Trustee shall have received from the transferee of such Certificate in accordance with Exhibit I or Exhibit J, as applicable, in form and substance satisfactory to the Trustee, either (i) a representation letter to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person acquiring the Certificate for, on or behalf of or with the assets of, any such plan or arrangement (“Benefit Plan Investor”) or (ii) an Opinion of Counsel to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code, will not result in a non-exempt violation of any Similar Laws and will not subject the Sponsor, the Seller, the Trustee or the Master Servicer to any obligation in addition to those undertaken in this Agreement, or (y) in the case of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 or Class B-3 Certificates, a representation letter that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60.  Neither the representation letter nor the Opinion of Counsel shall be an expense of any of the above parties.  In the event the representations referred to in the preceding sentence are not furnished, such representations shall be deemed to have been made to the Trustee by the transferee’s acceptance of an ERISA-Restricted Certificate by any beneficial owner who purchases an interest in such Certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a Benefit Plan Investor is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of such Certificate shall be void and of no effect.

In the case of an ERISA-Restricted Certificate that is a Book-Entry Certificate, for purposes of clauses (i) or (ii) of the first sentence of the preceding paragraph, such representations shall be deemed to have been made to the Trustee by the transferee’s acceptance of such ERISA-Restricted Certificate that is also a Book-Entry Certificate (or the acceptance by a Certificate Owner of the beneficial interest in such Certificate).

Neither the Trustee nor the Sponsor shall have any liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.  In addition, neither the Trustee nor the Sponsor shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any ERISA-Restricted Certificate in the form of a Book-Entry Certificate, and neither the Trustee nor the Sponsor shall have any liability for transfers of Book-Entry Certificates or any interests therein made in violation of the restrictions on transfer described in this Agreement.

Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Sponsor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(ii)

No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

(iii)

No Ownership Interest in a Residual Certificate may be transferred without the express written consent of the Trustee.  In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall as a condition to such consent, require delivery to it, in form and substance satisfactory to it, of each of the following:

(A)

an affidavit in the form of Exhibit I hereto from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

(B)

a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificates.

(iv)

Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee.  If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate.  The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was not registered upon the express written consent of the Trustee.  The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate.  Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

(v)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Residual Certificate or any other Person having an Ownership Interest therein, to notify the Underwriter to arrange for the sale of such Residual Certificate.  The proceeds of such sale, net of commissions (which may include commissions payable to the Trustee or its affiliates), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Residual Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Residual Certificate may be liable for any amount due under this Section 6.02 or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim.  The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee, and it shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

(vi)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Master Servicer will provide to the Internal Revenue Service, and to the persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

The foregoing provisions of Section 6.02 shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee, (i) written notification from the Rating Agency that the removal of the restrictions on Transfer set forth in this Section 6.02 will not cause the Rating Agency to downgrade its rating of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause the Trust to fail to qualify as a REMIC.

No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

All Certificates surrendered for transfer and exchange shall be disposed of by the Certificate Registrar in accordance with its standard procedures.

EXHIBIT J

[FOR CLASS [M] [B] [R] CERTIFICATES]

FORM OF INVESTMENT LETTER

_________________ __, 20__

[                          ]

[Trustee]

Re:

Purchase of GreenPoint Mortgage Securities Inc.

GreenPoint Mortgage-Backed Pass-Through Certificates, Series 2003-1

Class [M] [B] [R] Certificates

Ladies and Gentlemen:

In connection with our purchase of $                  of the Class __ Certificates (the “Certificates”), we hereby represent to the Trustee that either (i) we are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acquiring the Certificates for, on behalf of or with the assets of any such plan or arrangement (“Benefit Plan Investor”), (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of ERISA-Restricted Certificates by a Benefit Plan Investor will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Seller, the Trustee or the Servicer to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of the Class M-1, Class M-2 or Class M-3 Certificates that have been the subject of a qualified underwriting pursuant to ERISA, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the “Act”) or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates.

[For Class B-1, Class B-2, Class B-3 and Class R] [We further confirm that (a) we understand that the Certificates are not being registered under the Act, or any state securities laws (“Blue Sky Laws”) and are being sold to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor”, as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments such as the Certificates, (c) we confirm that we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (f) below and otherwise in accordance with Section 6.02 of the Pooling Agreement (as defined below), (d) we have discussed with our advisors, counsel and accountants the legal, tax and financial implications of investment in the Certificates and have undertaken our own independent analysis of the investment in the Certificates, and our decision to invest in the Certificates is not based on any representation (other than those contained in the Pooling Agreement, (e) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act or any applicable Blue Sky Law, (f) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act and any applicable Blue Sky Law or is exempt from such registration requirements, and if requested we will at our expense provide an opinion of counsel satisfactory to Trustee that such sale, transfer or other disposition may be made pursuant to an exemption from the Act and any applicable Blue Sky Laws and (2) the purchaser or transferee of such Certificate has executed and delivered to you a letter to substantially the same effect as this letter, (g) none of the Sponsor, the Seller or the Trustee shall be obligated to register the Certificates under the Act or any Blue Sky Laws or to take any action not otherwise required under the Pooling Agreement to permit the sale, transfer or other disposition of the Certificates and (h) we have not relied upon the Sponsor or the Master Servicer or upon any information or materials prepared or furnished by the Trustee or their agents or counsel in determining whether our investment in the Certificates is legal for us under applicable federal and/or state laws and regulations.]

Capitalized terms used herein and not defined shall have the meanings assigned to them pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2003, among GreenPoint Mortgage Securities Inc. (the “Sponsor”), GreenPoint Mortgage Funding, Inc., as master servicer and seller (in such capacities, the “Master Servicer” and the “Seller”), and you, as Trustee, (the “Pooling Agreement”).

Very truly yours,

[Transferee]

By:_________________________________

Authorized Officer

EXHIBIT K

GREENPOINT MORTGAGE SECURITIES INC.

GREENPOINT MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-1

PRINCIPAL AND INTEREST DISTRIBUTION SUMMARY

______________________

_________________________

Trustee

Cut-Off Date

______________________

_________________________

Address

Reporting Month

______________________

City, State, Zip Code

[               ]

______________________

_________________________

Attention

(___) ___-____

_____________________________________________________________________________

REMITTANCE:

$

Principal

$

Principal Curtailments

$

Liquidation

$

Adjustments

$

Total Principal

$

Interest Distribution

[Certificates]

$

Total Interest Distribution Amount

$

Principal Distribution

[Certificates]

$

Total Principal & Interest Distribution Amount

$

OUTSTANDING BALANCES:

Security Balance

Beginning Security Balance

Less: Principal Payments, Curtailments & Adj.

Liquidation & Repurchase

_________________________

Ending Security Balance

_________________________

MORTGAGE LOANS:

No. of Mortgage Loans

P&I Constant

Beginning Balance

Less:  Liquidation/Repurch

Rolls/Adjustments

Ending Balance

DELINQUENCIES:

No. of Mortgage Loans

Principal Amount

30 Days ( 0 to 30)

60 Days (31 to 60)

90+ Days (61 to 90+)

Foreclosure

Real Estate Owned

GREENPOINT MORTGAGE SECURITIES INC.

GREENPOINT MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-1

TRUSTEE’S CERTIFICATE ACCOUNT STATEMENT

II.

Status of Certificate Account

As of the Determination Date

$

Amount on deposit on Certificate Account

$

Deposit Date

Deposits:

$

Required deposit to Certificate Account pursuant

to Section 3.11 (a)

$

P&I

$

Curtailments

$

Liquidations (proceeds net of expenses)

$

Repurchases

$

Insurance proceeds

$

Monthly Advances

$

Fraud Losses

$

Withdrawals:

$

Payment to Special Hazard Insurer

$

Payment to Trustee

$

Payment to Pool Insurer

$

Reimbursement for Advances (recoverable

and nonrecoverable)

$

Total Servicing Compensation

$

Reimbursement (for expenses)

$

Repurchases (reimbursement)

$

III.

Distribution:

Principal

$

Interest

$

IV.

Total Service Compensation

$

Service Compensation

$

Sub Service Compensation

$

V.

Security Balance

$

VI

Percentage of Amount Available

Amount Available

$

Security Balance

$

VII.

Percentage of Special Hazard Coverage

$

Special Hazard Loss Coverage

$

Bankruptcy Coverage Amount

$

Fraud Loss Coverage

$

Security Balance

$

(VII)

Amount Held for Future Distribution P/I

$

(VIII)

Proceeds from Permitted Investments held in

Investment Account

$

JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee by

_____________________________

Schedule A

Listings of the following Mortgage Loans:

I.

Special Hazard Mortgage Loans

II.

Liquidated Deficient Valuation Mortgage Loans

III.

Debt Service Reduction Mortgage Loans

IV.

Total Fraud Loss - Liquidated Mortgage Loans

V.

Liquidated Mortgage Loans (except for those included in I or II)

Schedule B

(I)

Net Special Hazard Losses

$

(II)

Liquidated Deficient Valuation Losses

$

(III)

Net Realized Losses

(other than those included in I and II above)

$

(IV)

Total Fraud Loss - Liquidated Mortgage Loans

$

No. of Mortgage

Principal Amount

(V)

Deficient Valuation

(VI)

Debt Service Reduction

Net Prepayment Shortfalls

$

Relief Act Reductions

$

Schedule C

Amount to be deposited into Certificate Account

$

Fraud Loss Coverage remaining

$

Bankruptcy Loss Coverage Amount remaining

$

Special Hazard Loss Coverage Amount

$

EXHIBIT L

FORM OF OPINION OF COUNSEL PURSUANT TO SECTION 6.02

Such counsel is of the opinion that the transfer of the Certificates from ______ to ______ [under the circumstances to be described in such opinion] is not a transaction requiring registration of the Certificates under the Securities Act of 1933, as amended, or under any applicable state securities laws.

or

The Certificates have been registered under the Securities Act of 1933, as amended, and no action is required to be taken under applicable state securities laws or that such action has been taken.

EXHIBIT M

FORM OF SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the “Agreement”) is made and entered into as of __________, 20__, between GreenPoint Mortgage Funding, Inc. (the “Company”) and [_______________] (the “Purchaser”).

PRELIMINARY STATEMENT

____________________ is the holder of the entire interest in the GreenPoint Mortgage Securities Inc., GreenPoint Mortgage-Backed Pass-Through Certificates, Series 2003-1, Class ___ Certificates (the “Class ___Certificates”).  The Class ___ Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) dated as of August 1, 2003 between the Company (in its capacity as seller and master servicer thereunder, the “Master Servicer”), GreenPoint Mortgage Securities Inc. and JPMorgan Chase Bank, as Trustee.

[_______________] intends to resell all of the Class __ Certificates directly to the Purchaser on or promptly after the date hereof.

In connection with such sale, the parties hereto have agreed that the Company, as Master Servicer, will engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser upon the acquisition by the Purchaser of the Class __ Certificates.

ARTICLE I

DEFINITIONS

Section 1.01.

Defined Terms.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Agreement:  This Special Servicing and Collateral Fund Agreement and all amendments hereof and supplements hereto.

Benefit Plan Opinion:  The meaning specified in Section 5.7(a) hereof.

Collateral Fund:  The fund established and maintained pursuant to Section 3.1 hereof.

Collateral Fund Permitted Investments:  Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by the Rating Agency in the highest long-term rating category, (iii) federal funds, certificates of deposit, time deposits and banker’s acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by the Rating Agency in the highest short-term rating category, (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of the Rating Agency, and (v) other obligations or securities that are acceptable to the Rating Agency as a Collateral Fund Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates and, for each of the preceding clauses, the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the Business Day preceding the next succeeding Distribution Date.

Commencement of Foreclosure:  The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee’s sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above and, upon the consent of the Purchaser which will be deemed given unless expressly withheld within two Business Days of notification, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

Current Appraisal:  With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser as nearly contemporaneously as practicable to the time of the Purchaser’s election, prepared based on the Company’s customary requirements for such appraisals.

Election to Delay Foreclosure:  Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.2(b).

Election to Foreclosure:  Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.3(a).

Required Collateral Fund Balance:  As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.2(d) (after adjustments for all withdrawals and deposits prior to such date pursuant to Section 2.2(e)) and Section 2.3(b) (after adjustment for all withdrawals and deposits prior to such date pursuant to Section 2.3(c)) and Section 3.2, reduced by all withdrawals therefrom prior to such date pursuant to Section 2.2(g) and Section 2.3(d).

Section 1.02.

Definitions Incorporated by Reference.

All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

ARTICLE II

SPECIAL SERVICING PROCEDURES

Section 2.01.

Reports and Notices.

(a)

In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, as Master Servicer, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall provide the Purchaser with a notice (sent by facsimile transmission) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from the Company to an attorney requesting the institution of foreclosure or a copy of a request to foreclose received by the Company from the related primary servicer which has been approved by the Company.

(b)

If requested by the Purchaser, the Company shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, in writing by facsimile transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a)(i) or (a)(ii) which has been given to the Purchaser, provided, that (1) the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the Company shall respond within five Business Days orally or in writing by facsimile transmission.

(c)

In addition to the foregoing, the Company shall provide to the Purchaser such information as the Purchaser may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof, provided, that the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential.

Section 2.02.

Purchaser’s Election to Delay Foreclosure Proceedings.

(a)

The Purchaser shall be deemed to direct the Company that in the event that the Company does not receive written notice of the Purchaser’s election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.1(a)(ii) subject to extension as set forth in Section 2.2(b), the Company may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement with the borrower. In such latter case the Company may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

(b)

In connection with any Mortgage Loan with respect to which a notice under Section 2.1(a)(ii) has been given to the Purchaser, the Purchaser may elect to request that the Company delay the Commencement of Foreclosure until such time as the Purchaser determines that the Company may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.1(a)(ii). The Purchaser shall send a copy of such notice of election to the Rating Agency as soon as practicable thereafter. Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure within such 24 hour period; provided, however, that the Purchaser will have at least one Business Day to make such election following its receipt of any requested additional information. Any such additional information shall (i)-not be confidential in nature and (ii) be obtainable by the Company from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel.  The Purchaser agrees that it has no right to deal with the mortgagor. However, if the Company’s normal foreclosure policies include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond. The Company shall have the right to reject the notice of election by written notice to the Purchaser within 24 hours of receipt of such notice of election, in which event the Company may proceed with the Commencement of Foreclosure.

(c)

With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure which has not been rejected, the Purchaser shall obtain a Current Appraisal as soon as practicable, and shall provide the Company with a copy of such Current Appraisal.

(d)

Within two Business Days of making any Election to Delay Foreclosure which has not been rejected, the Purchaser shall remit by wire transfer to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company; equal to the sum of (i) 125% of the greater of the Scheduled Principal Balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company’s estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months’ interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure which has not been rejected extends for a period in excess of three months (such excess period being referred to herein as the “Excess Period”), the Purchaser shall remit by wire transfer in advance to the Trustee for deposit in the Collateral Fund the amount of each additional month’s interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of (i) the Election to Delay Foreclosure which has not been rejected or (ii) the beginning of the related Excess Period, as the case may be.

(e)

With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure which has not been rejected, the Company or the Trustee may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the Company for all related Monthly Advances and Liquidation Expenses thereafter made by the Company as Master Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expense is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may, or the Trustee shall at the Company’s direction, withdraw the additional amount from the Collateral Fund to reimburse the Company. In the event that the Mortgage Loan is brought current by the mortgagor, the amounts so withdrawn from the Collateral Fund shall be redeposited therein as and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this subsection and after reimbursement to the Master Servicer for all related Monthly Advances) shall be released to the Purchaser.

(f)

With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure which has not been rejected, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when, following such election, the Purchaser shall notify the Company that it believes that it is appropriate to do so, the Company shall proceed with the Commencement of Foreclosure; provided that, in any event, if the Mortgage Loan is not brought current by the mortgagor by the time the Mortgage Loan becomes 6 months delinquent, the Purchaser’s election shall no longer be effective and the Company shall be entitled to proceed with the Commencement of Foreclosure.

(g)

Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure which has not been rejected and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and unreimbursed Monthly Advances related to the extended foreclosure period), and the Company shall, or the Trustee shall at the direction of the Company, withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (e) and after reimbursement to the Master Servicer for all related Monthly Advances) shall be released to the Purchaser.

Section 2.03.

Purchaser’s Election to Commence Foreclosure Proceedings.

(a)

In connection with any Mortgage Loan identified in a report under Section 2.1 (a)(i)(B), the Purchaser may elect to instruct the Company to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.1(a)(i). The Company shall have the right to reject the notice of election by written notice to the Purchaser within 24 hours of receipt of such notice of election, in which event, the Company may delay the Commencement of Foreclosure.

(b)

Within two Business Days of making any Election to Foreclose which has not been rejected, the Purchaser shall remit to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current Scheduled Principal Balance of the Mortgage Loan and three months’ interest on the Mortgage Loan at the applicable Mortgage Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (c) below) shall be released to the Purchaser. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose.

(c)

With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose which has not been rejected, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures. In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidation Expenses from the Collateral Fund as are provided under Section 2.2(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection. The Company shall not be required to proceed with the Commencement of Foreclosure which has not been rejected if (i) the same is stayed as a result of the mortgagor’s bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company has or expects to have the right under the Pooling and Servicing Agreement to purchase the defaulted Mortgage Loan and intends to exercise such right or (iv) the Company reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and the Company supplies the Purchaser with information supporting such belief) or (v) the same is prohibited by or is otherwise inconsistent with the provisions of the Pooling and Servicing Agreement. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

(d)

Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose which has not been rejected and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the Scheduled Principal Balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed Monthly Advances and Liquidation Expenses in connection therewith other than those previously paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall, or the Trustee shall at the direction of the Company, withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) above and after reimbursement to the Master Servicer for all related Monthly Advances) in respect of such Mortgage Loan shall be released to the Purchaser.

Section 2.04.

Termination.

(a)

With respect to all Mortgage Loans included in the Trust, the Purchaser’s right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company’s obligations under Section 2.1 shall terminate on the earliest to occur of the following: (i) at such time as the Current Principal Amount of the Class __ Certificates has been reduced to zero, (ii) if the greater of  (x) [__%] (or such lower or higher percentage that represents the Company’s actual loss experience with respect to the Mortgage Loans) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and the aggregate book value of REO Properties or (y) the aggregate amount that the Company estimates through its normal servicing practices will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclose which has not been rejected exceeds (z) the then-current Current Principal Amount of the Class ___ Certificates, or (iii) upon any transfer by the Purchaser of any interest (other than a minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser’s right hereunder and that such transferee will have no rights hereunder) in the Class ___ Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust. Unless earlier terminated as set forth herein, this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten (10) Business Days’ notice.

(b)

The Purchaser’s rights pursuant to Section 2.2 or 2.3 of this Agreement shall terminate with respect to a Mortgage Loan as to which the Purchaser has exercised its rights under Section 2.2 or 2.3 hereof (so long as such exercise has not been rejected), upon Purchaser’s failure to deposit any amounts required pursuant to Section 2.2(d) or 2.3(b) after one Business Day’s notice of such failure.

ARTICLE III

COLLATERAL FUND; SECURITY INTEREST

Section 3.01.

Collateral Fund.

Upon payment by the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall request the Trustee to establish and maintain with the Trustee a segregated account entitled “GreenPoint Mortgage Securities Inc., GreenPoint Mortgage-Backed Pass-Through Certificates, Series [__] Collateral Fund, for the benefit of GreenPoint Mortgage Securities Inc. and JPMorgan Chase Bank on behalf of Certificateholders, as secured parties” (the “Collateral Fund”). Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of such secured parties, until withdrawn from the Collateral Fund pursuant to the Section 2.2 or 2.3 hereof.

Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.4 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund together with any investment earnings thereon (after giving effect to all withdrawals therefrom permitted under this Agreement).

The Purchaser shall not take or direct the Company or the Trustee to take any action contrary to any provision of the Pooling and Servicing Agreement. In no event shall the Purchaser (i) take or cause the Trustee or the Company to take any action that could cause the Trust to fail to qualify as a REMIC or cause the imposition on the Trust of any “prohibited transaction” or “prohibited contribution” taxes or (ii) cause the Trustee or the Company to fail to take any action necessary to maintain the status of the Trust as a REMIC.

Section 3.02.

Collateral Fund Permitted Investments.

The Company shall, at the written direction of the Purchaser, direct the Trustee to invest the funds in the Collateral Fund in the name of the Trustee in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently then quarterly. In the absence of any direction, the Trustee shall invest such funds in investments permitted pursuant to clause (iii) of the definition of Collateral Fund Permitted Investments herein.

All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be promptly deposited by the Purchaser in the Collateral Fund. The Company shall periodically (but not more frequently than monthly) direct the Trustee to distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefor in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

Section 3.03.

Grant of Security Interest.

In order to secure the obligations of the Purchaser hereunder to the Company and the Trustee for the benefit of Certificateholders (other than its obligations under Section 4.10), the Purchaser hereby grants to the Company and to the Trustee for the benefit of the Certificateholders a security interest in and lien on all of the Purchaser’s right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary or involuntary conversion thereof (all of the foregoing collectively, the “Collateral”). The Purchaser acknowledges the lien on and security interest in the Collateral for the benefit of the Company and the Trustee on behalf of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company or at its direction the Trustee for filing of appropriate financing statements in accordance with applicable law.

Section 3.04.

Collateral Shortfalls.

In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company or the Trustee is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company or the Trustee immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.2(d) and 2.3(b)), shall cause an immediate termination of the Purchaser’s right to make any Election to Delay Foreclosure or Election to Foreclose and the Company’s obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01.

Amendment.

This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser provided that no such amendment shall have a material adverse effect on the holders of other Classes of Certificates.

Section 4.02.

Counterparts.

This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 4.03.

Governing Law.

This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 4.04.

Notices.

All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

(a)

in the case of the Company,

________________________________

________________________________

________________________________

or such other address as may hereafter be furnished in writing by the Company, or

(b)

in the case of the Purchaser,

________________________________

________________________________

________________________________

Attention:  _______________________

Phone:  __________________________

Fax:  ____________________________

Section 4.05.

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 4.06.

Successor and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns of the parties hereto; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

Section 4.07.

Article and Section Headings.

The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof

Section 4.08.

Third Party Beneficiaries.

The Trustee on behalf of Certificateholders is the intended third party beneficiary of this Agreement.

Section 4.09.

Confidentiality.

The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.1 or 2.2, including individual account information, is the property of the Company and the Purchaser agrees to use such information solely for the purposes set forth in this Agreement and to hold such information confidential and not to disclose such information.

Section 4.10.

Indemnification.

The Purchaser agrees to indemnify and hold harmless the Company and the Trustee against any and all losses, claims, damages or liabilities to which it may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon actions taken by the Company or Trustee in accordance with the provisions of this Agreement and which actions conflict or are alleged to conflict with the Company’s or the Trustee’s obligations under the Pooling and Servicing Agreement. The Purchaser hereby agrees to reimburse the Company and the Trustee on demand for the reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action. The Company agrees to indemnify the Trustee against any losses, claims, damages or liabilities to which it may be subject which arise out of or relate to this Agreement except for any losses, claims, damages or liabilities resulting from the Trustee’s willful misfeasance, bad faith or negligence.

Section 4.11.

Representations and Warranty.

The Purchaser represents and warrants that it is not an “affiliate” (as defined in the Securities Act of 1933, as amended) of GreenPoint Mortgage Funding, Inc.

Section 4.12.

Expenses of Trustee.

The Purchaser shall pay the reasonable fees and expenses of the Trustee in connection with the Trustee’s duties under this Agreement.

IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

GREENPOINT MORTGAGE FUNDING, INC.

By:________________________________

Name:

Title:

[PURCHASER]

By:________________________________

Name:

Title:

EXHIBIT N

FORM OF INITIAL CERTIFICATION

[Seller]

[Master Servicer]

Re:

Pooling and Servicing Agreement dated as of August 1, 2003, among

GreenPoint Mortgage Securities Inc., as seller, GreenPoint Mortgage Funding,

Inc., as Master Servicer, and JPMorgan Chase Bank, as trustee

GreenPoint Mortgage Securities Inc., GreenPoint Mortgage-Backed

Pass-Through Certificates Series 2003-1

Ladies and Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as otherwise noted on the attached exception report, that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File pursuant to the Pooling and Servicing Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face, have, where applicable, been executed and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in the Mortgage Loan Schedule as to Mortgagor Name, original principal balance and loan number respecting such Mortgage Loan is correct and accurately reflects the information in the Mortgage Loan File.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in subclauses (iv), (v) and (vii) of Section 2.01(b) should be included in any Mortgage File. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

JPMORGAN CHASE BANK, not in its individual

capacity, but solely as Trustee

By:____________________________

Name:

Title:

EXHIBIT O

FORM OF FINAL CERTIFICATION

[Seller]

[Master Servicer]

Re:

Pooling and Servicing Agreement dated as of August 1, 2003, among

GreenPoint Mortgage Securities Inc., as seller, GreenPoint Mortgage Funding,

Inc., as Master Servicer, and JPMorgan Chase Bank, as trustee

GreenPoint Mortgage Securities Inc., GreenPoint Mortgage-Backed

Pass-Through Certificates Series 2003-1

Ladies and Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as otherwise noted on the attached exception report, that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the documents set forth in Section 2.01 and has determined that (i) all documents required to be included in the Mortgage File pursuant to the Pooling and Servicing Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face, have, where applicable, been executed and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in the Mortgage Loan Schedule as to Mortgagor name, original principal balance and loan number respecting such Mortgage Loan is correct and accurately reflects the information in the Mortgage Loan File.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in subclauses (iv), (v) and (vii) of Section 2.01(b) should be included in any Mortgage File. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

JPMORGAN CHASE BANK, not in its individual

capacity, but solely as Trustee

By:____________________________

Name:

Title: